As filed with the Securities and Exchange Commission on September 23, 2022

1933 Act File No. 333-[   ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ____

  ☐ Post-Effective Amendment No. ____

BlackRock TCP Capital Corp.

Registrant Exact Name as Specified in Charter

2951 28th Street, Suite 1000

Santa Monica, California 90405

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(310) 566-1000

Registrant’s Telephone Number, including Area Code

Rajneesh Vig

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Laurence D. Paredes	Michael K. Hoffman, Esq.	Kenneth E. Burdon, Esq.
BlackRock TCP Capital Corp.	Skadden, Arps, Meagher & Flom LLP	Skadden, Arps, Meagher & Flom LLP
2951 28th Street, Suite 1000	One Manhattan West	500 Boylston Street
Santa Monica, California 90405	New York, NY 10001	Boston, MA 02116

From time to time after the effective date of this Registration Statement.

Approximate Date of Commencement of Proposed Public Offering

1.	☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
2.	☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
3.	☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
4.	☒ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

5.	☐ when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

6.	☐ immediately upon filing pursuant to paragraph (b)
7.	☐ on (date) pursuant to paragraph (b)
8.	☐ 60 days after filing pursuant to paragraph (a)
9.	☐ on (date) pursuant to paragraph (a)

If appropriate, check the following box:

10.	☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
11.	☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.
12.	☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
13.	☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

14.	☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
15.	☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
16.	☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
17.	☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
18.	☒ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
19.	☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
20.	☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
21.	☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROSPECTUS

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants

We (the “Company”) are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.

Our common stock, preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities (collectively, the “Securities”) may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information you should know before investing in our Securities. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as “hybrid securities,” “junk bonds” or “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment. In addition, a substantial majority of the Company’s debt investments include interest reset provisions that may make it more difficult for the borrowers to make debt repayments to the Company if the reset provision has the effect of increasing the applicable interest rate.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risks” beginning on page 8 of this prospectus.

This prospectus may not be used to consummate sales of shares of our securities unless accompanied by a prospectus supplement.

The date of this prospectus is September 23, 2022.

Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “TCPC.” As of September 22, 2022, the last reported sales price for our common stock was $12.14. Our net asset value per share of our common stock at June 30, 2022 was $13.97.

Tennenbaum Capital Partners, LLC (the “Advisor”) serves as our investment advisor. Our Advisor is a wholly-owned, indirect subsidiary of BlackRock, Inc. (together with its subsidiaries, “BlackRock”). BlackRock is a leading publicly traded investment management firm (NYSE:BLK), with approximately $8.5 trillion of assets under management as of June 30, 2022. Series H of SVOF/MM, LLC, an affiliate of our Advisor, provides the administrative services necessary for us to operate.

We may offer shares of common stock, subscription rights, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2022 annual meeting, held on May 24, 2022, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We intend to seek stockholder approval at our 2023 annual meeting to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 is not available.

You should rely only on the information contained, or incorporated by reference, in this prospectus and any accompanying prospectus supplement. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and no underwriters are, making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus and the information in any accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein. See also “Incorporation by Reference” and “Additional Information.”

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INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filings (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 24, 2022;
•	The Financial Highlights in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 28, 2017;
•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 3, 2022, as amended on September 20, 2022;
•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 4, 2022;
•	our Current Report on Form 8-K filed with the SEC on May 26, 2022;
•	our definitive Proxy Statement on Schedule 14A filed with the SEC on April 2, 2022; and
•	the description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-35494) filed with the SEC on April 3, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Additional Information.” We will also provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. You should direct requests for documents by writing to:

Katie McGlynn
Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, California 90405
Phone number: (310) 566-1000

This prospectus is also available on our website at http://www.tcpcapital.com. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act. Under the shelf registration process, we may offer, from time to time on a delayed basis over a three year period, shares of our common stock, shares of our preferred stock, debt securities, subscription rights to purchase shares of our securities or warrants representing rights to purchase our securities. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our Securities. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Incorporation by Reference” and “Additional Information” and the section under the heading “Risks” before you make an investment decision. You should rely only on the information contained, or incorporated by reference, collectively, in this prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider before investing in our Securities. You should read the entire prospectus, including “Risks.”

Throughout this prospectus, unless the context otherwise requires, a reference to:

“Company,” “we,” “us” and “our” refer to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus and to BlackRock TCP Capital Corp., formerly known as TCP Capital Corp., for the periods after the consummation of the Conversion;

“SVCP” refers to Special Value Continuation Partners LLC, a Delaware limited liability company;

“TCPC Funding” refers to TCPC Funding I, LLC, a Delaware limited liability company;

“TCPC Funding II” refers to TCPC Funding II, LLC, a Delaware limited liability company;

The “TCPC SBIC” refers to TCPC SBIC, LP, a Delaware limited partnership;

The “Advisor” refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

“Administrator” refers to Series H of SVOF/MM, LLC, a series of a Delaware limited liability company, an affiliate of the Advisor and administrator of the Company.

For simplicity, references in this prospectus to the “Company,” “we,” “us” and “our” includes, where appropriate in the context, SVCP, TCPC Funding, TCPC Funding II and TCPC SBIC on a consolidated basis.

The Company

The Company is a Delaware corporation formed on April 2, 2012 and is an externally managed, closed-end, non-diversified management investment company. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.

Investment operations are conducted through the Company’s wholly-owned subsidiaries, SVCP, TCPC Funding, TCPC Funding II and TCPC SBIC. SVCP was organized as a limited partnership and had elected to be regulated as a BDC under the 1940 Act through July 31, 2018. On August 1, 2018, SVCP withdrew its election to be regulated as a BDC under the 1940 Act and withdrew the registration of its common limited partner interests under Section 12(g) of the Securities Exchange Act of 1934 and, on August 2, 2018, terminated its general partner, Series H of SVOF/MM, LLC, and converted to a Delaware limited liability company. The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (the “Advisor”), which serves as the investment manager to the Company, TCPC Funding, TCPC Funding II and TCPC SBIC. On August 1, 2018, the Advisor merged with and into a wholly-owned subsidiary of BlackRock Capital Investment Advisors, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc. with the Advisor as the surviving entity. BlackRock, Inc., along with its subsidiaries is referred to herein as “BlackRock”.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. SVCP was treated as a partnership for U.S. federal income tax purposes through August 1, 2018, and upon its conversion to a limited liability company on August 2, 2018 and thereafter is and will be treated as a disregarded entity.

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On April 2, 2012, the Company converted from a limited liability company to a corporation. At the time of the conversion, all limited liability company interests of Special Value Continuation Fund, LLC (“SVCF”) were exchanged for 15,725,635 shares of common stock in the Company. As a result of the conversion, the books and records of SVCF became the books and records of the Company. In this prospectus, we refer to such transactions as the “Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the Conversion.

On April 3, 2012, the Company priced its initial public offering (the “Offering”), selling 5,750,000 shares of its common stock at a public offering price of $14.75 per share.

An organizational structure diagram showing our organizational structure is set forth below:

Shareholders
BlackRock TCP Capital Corp.
Unsecured Notes
Investment Advisor
Tennenbaum Capital Partners, LLC
Sole Member
Administrator
Managing Member
SVCP Credit Facility
Special Value Continuation Partners, LLC
Series H of SVOF/MM, LLC
TCPC Funding II Facility
SBA Debentures
Investment Advisor
TCPC Funding II, LLC
TCPC Funding I, LLC
TCPC SBIC, LP

The Company’s management consists of our Advisor and board of directors. The Company has entered into an investment management agreement with our Advisor, under which our Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. Our board of directors has overall responsibility for the management of the Company, including deciding upon matters of general policy and reviewing the actions of our Advisor. The majority of the members of the board of directors of the Company are independent of our Advisor. Our Advisor serves as the investment advisor of each of the Company, TCPC Funding, TCPC Funding II and TCPC SBIC.

Company Information

Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. We maintain a website at http://www.tcpcapital.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in the Company and the Securities offered by this prospectus involves a high degree of risk. See “Risks” beginning on page 8 of this prospectus for a discussion of certain material risks you should carefully consider before deciding to invest in our Securities.

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THE OFFERING

We may offer, from time to time, in one or more offerings or series, together or separately, our Securities, which we expect to use to repay amounts outstanding under the revolving, multi-currency credit facility issued by SVCP (the “SVCP Credit Facility”) and the senior secured revolving credit facility issued by TCPC Funding II (the “TCPC Funding Facility II”) if any, (which will increase the funds under the SVCP Credit Facility and the TCPC Funding Facility II available to us to make additional investments in portfolio companies) and to use the remainder to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses.

Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol

“TCPC”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds to reduce our borrowings outstanding under the SVCP Credit Facility and TCPC Funding Facility II, if any, and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. Pending investment, we may invest the remaining net proceeds of the offerings primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Investment Management Arrangements

The Company has entered into an investment management agreement with our Advisor, under which our Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to the Company. For providing these services, the Advisor receives a base management fee and may receive incentive compensation. Prior to August 1, 2018, SVCP was regulated as a BDC and was also party to an investment management agreement with the Advisor. On January 29, 2018, SVCP amended and restated its limited partnership agreement (the “LPA”), effective as of January 1, 2018, to convert its then existing incentive compensation structure from a profit allocation and distribution to its general partner into a fee payable to the Advisor pursuant to such investment management agreement. The amendment had no impact on the amount of the incentive compensation paid or services received by the Company. Accordingly, prior to January 1, 2018, incentive compensation was allocated to SVCP’s general partner as a distribution. Under the then-existing investment management agreements and the limited partnership agreement of SVCP (pursuant to which incentive compensation was distributed to SVCP’s general partner prior to January 1, 2018), no incentive compensation was incurred until after January 1, 2013.

Under the then-existing investment management agreements and limited partnership agreement of SVCP (pursuant to which incentive compensation was distributed to SVCP’s general partner prior to January 1, 2018), no incentive compensation was incurred until after January 1, 2013.

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Incentive Compensation pursuant to investment management agreements prior to February 9, 2019

The incentive compensation had two components, ordinary income and capital gains. Each component was payable or distributable quarterly in arrears (or upon termination of the Advisor as the investment manager or SVCP’s general partner as its general partner, as of the termination date) beginning January 1, 2013 and calculated as follows:

Each of the two components of incentive compensation was separately subject to a total return limitation. Thus, notwithstanding the following provisions, we were not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return did not exceed an 8% annual return on daily weighted average contributed common equity. If our cumulative annual total return was above 8%, the total cumulative incentive compensation we paid was not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeded the 8% annual rate.

Subject to the above limitation, the ordinary income component was the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component was the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation are measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component was paid or distributed in full prior to payment or distribution of the ordinary income component.

Incentive Compensation pursuant to the current investment management agreement

Under the current investment management agreement, dated February 9, 2019, the incentive compensation equals the sum of (1) 20% of all ordinary income since January 1, 2013 through February 8, 2019 and 17.5% thereafter and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013 through February 8, 2019 and 17.5% thereafter, less ordinary income incentive compensation and capital gains incentive compensation previously paid. However, incentive compensation will only be paid to the extent the cumulative total return of the Company after incentive compensation and including such payment would equal or exceed a 7% annual return on daily weighted average contributed common equity.

The incentive compensation is payable quarterly in arrears (or upon termination of the Advisor as the investment manager, as of the termination date).

Distributions

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in, or incorporated by reference into, this filing. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. While it is intended that we will have sufficient assets to enable us to pay quarterly distributions to our stockholders and maintain our status as a RIC, there can be no assurances that we will be able pay distributions to our stockholders in the future.

Taxation

The Company currently is a RIC for U.S. federal income tax purposes and intends to continue to qualify each year as a RIC. In order to qualify as a RIC, the Company generally must satisfy certain income, asset diversification and distribution requirements. As long as it so qualifies, the Company will generally not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain on a timely basis. See “Distributions” and “U.S. Federal Income Tax Matters.”

Custodian

Wells Fargo Bank, National Association, or the Custodian, serves as our custodian. See “Custodian.”

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Transfer and Dividend Paying Agent

Equiniti Trust Company, serves as our Transfer and Dividend Paying Agent. See “Transfer Agent.”

Borrowings

We expect to use leverage, including through the SVCP Credit Facility and TCPC Funding Facility II, to make investments. We are exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by us and therefore increases the risks associated with investing in our Securities. The Company will comply with the asset coverage and other requirements relating to the issuance of senior securities under the 1940 Act. Because the base investment advisory fee we pay our Advisor is calculated by reference to our total assets, our Advisor may have an incentive to increase our leverage in order to increase its fees. See “Risks.”

Trading at a Discount

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. At our annual meeting, held on May 24, 2022, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following an offering will reflect reductions resulting from the sales load and the amount of such offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of such offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value. See “Risks.”

Anti-Takeover Provisions

Our certificate of incorporation, as well as certain statutory and regulatory requirements, contains certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Administrator

Our Administrator oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, leases office space to us, provides us with equipment and office services and generally monitors the payment of our expenses and provides or supervises the performance of administrative and professional services used by us. We reimburse the Administrator for its costs in providing these services without paying any separate administration fee, markup or other profit in excess of fully allocated costs. There is no predetermined limit on such expenses, however, reimbursement for any such expenses are subject to the review and approval of our board of directors.

License Agreement

We have entered into a royalty-free license agreement with BlackRock and the Advisor, pursuant to which each of BlackRock and the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “BlackRock” and “TCP.”

Available Information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and our Securities being offered by this prospectus. We are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

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We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain such information by contacting us at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, or by calling us collect at (310) 566-1094. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

We incorporate by reference into this prospectus the documents listed in “Incorporation by Reference” in this prospectus and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement.

We will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. Please refer to “Incorporation by Reference” and “Additional Information”

See “Incorporation by Reference” and “Additional Information” in this prospectus for further information on where to access, or how to request, copies of documents or further information in connection with the Company, this prospectus or an offering of Securities to which this prospectus relates.

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RISKS

Before you invest in our Securities, you should be aware of various risks, including those described in our Annual Report on Form 10-K for the year ended December 31, 2021, the risk factors described under the caption “Risks” in any applicable prospectus supplement, any risk factors set forth in our other filings with the SEC, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, and those described below. You should carefully consider such risk factors, together with all of the other information included or incorporated by reference in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our Securities. Such risks are not the only risks we face, but they are the principal risks associated with an investment in the Company as well as generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Company’s. Such risk factors also describe the special risks of investing in a business development company, including the risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not currently known to us or that are currently immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the events described in any such risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, or the value of our preferred stock, debt securities and warrants, if any are outstanding, may decline, and you may lose all or part of your investment. You should also carefully review the cautionary statement in this prospectus referred to under “Special Note Regarding Forward-Looking Statements” below. See also “Incorporation by Reference” and “Additional Information” in this prospectus.

Risks relating to the offerings pursuant to this prospectus

We may use proceeds of future offerings in a way with which you may not agree.

We will have significant flexibility in applying the proceeds of the offerings and may use the net proceeds from the offerings in ways with which you may not agree, or for purposes other than those contemplated at the time of such offerings. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of future offerings. Our ability to achieve our investment objective may be limited to the extent that net proceeds of such offerings, pending full investment, are used to pay expenses rather than to make investments.

We cannot assure you that we will be able to successfully deploy the proceeds of offerings within the timeframe we have contemplated.

We currently anticipate that a portion of the net proceeds of future offerings will be invested in accordance with our investment objective within six to twelve months following completion of any such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of such future offerings. To the extent we are unable to invest within our contemplated timeframe after the completion of an offering, our investment income, and in turn our results of operations, will likely be adversely affected.

Our most recent NAV was calculated as of June 30, 2022 and our NAV when calculated as of any date thereafter may be higher or lower.

Our most recent NAV per share is $13.97 determined by us as of June 30, 2022. NAV per share as of September 31, 2022, may be higher or lower than $13.97 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our board of directors has not yet approved the fair value of portfolio investments as of any date subsequent to June 30, 2022. The fair value of our portfolio investments is determined using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, our Advisor, the Administrator and the audit committee of our board of directors.

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Risks related to our common stock

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

We currently use our SVCP Credit Facility and TCPC Funding Facility II to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders.

With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing or other issuance. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;
•	Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;
•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;
•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;
•	Convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock;
•	Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;
•	Increased difficulty for us to meet our payment and other obligations under our outstanding debt;
•	The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreements relating to the SVCP Credit Facility and the TCPC Funding Facility II, which event of default could result in all or some of our debt becoming immediately due and payable;
•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•	The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including the borrowings described under “Description of our Capital Stock-Leverage Program” (the “Leverage Program”); and
•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

For example, the amount we may borrow under our SVCP Credit Facility and TCPC Funding Facility II is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. Our Advisor and our board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

In addition, our ability to meet our payment and other obligations of the Leverage Program depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facilities or otherwise, in an amount sufficient to enable us to meet our

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payment obligations any debt we may issue and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under any debt we may issue.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and any preferred stock we might issue, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem any such preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

The trading market or market value of any publicly issued debt securities that we may issue may fluctuate.

If we issued public debt securities, such debt securities may or may not have an established trading market. We cannot assure any future noteholders that a trading market for any publicly issued debt securities we may issue will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

Our potential noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Investing in our Securities may involve a high degree of risk and is highly speculative.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our Securities may not be suitable for someone with lower risk tolerance.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws and certain aspects of our structure could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

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For example, to convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

To satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as 20% of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future transactions and these offerings may limit our ability to use our capital loss carryforwards.

We have capital loss carryforwards for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards may be used to offset future recognized capital gains. Section 382 of the Internal Revenue Code (the “Code”) imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an “ownership change” to use its capital loss carryforwards. Generally, an ownership change occurs if certain five percent shareholders and public groups increase their ownership in us by 50 percent or more during a three-year period. We do not expect that the offerings will result in an ownership change for Section 382 purposes. However, the offerings will make it more likely that future transactions involving our common stock, including transfers by existing shareholders, could result in such an ownership change. Accordingly, there can be no assurance that an ownership change limiting our ability to use our capital loss carryforwards (and built-in, unrecognized losses, if any) will not occur in the future. Such a limitation would, for any given year, have the effect of potentially increasing the amount of our U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends we would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability.

A trading market or market value of our debt securities may fluctuate.

In the event we issue debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, debt securities we may issue. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
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•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our financing resources and working capital;
•	the ability of our investment advisor to locate suitable investments for us and to monitor and administer our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the timing, form and amount of any dividend distributions; and
•	our ability to maintain our qualification as a regulated investment company and as a business development company.

This prospectus contains, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

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USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to repay amounts outstanding under the SVCP Credit Facility and TCPC Funding Facility II, if any, (which will increase the funds under the SVCP Credit Facility and TCPC Funding Facility II available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of such remainder of the net proceeds of an offering will be invested in accordance with our investment objective within six to twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

As of September 21, 2022, we had $161.4 million outstanding under the SVCP Credit Facility, with advances generally bearing interest LIBOR plus 1.75% or 2.00% per annum, depending on a ratio of the borrowing base to the facility commitments. The SVCP Credit Facility matures May 6, 2026, subject to extension by the lenders at our request.

As of September 21, 2022, we had $107 million outstanding under the TCPC Funding Facility II, with advances generally bearing interest at LIBOR plus 2.00% per annum, subject to certain limitations. The TCPC Funding Facility II matures on August 4, 2025, subject to extension by the lender at our request.

Pending investments in portfolio companies by the Company, the Company will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

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THE COMPANY

Competition

Our primary competitors to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405. The Advisor furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

From time to time, in the normal course of business, we and the Advisor are party to certain lawsuits. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will have a material adverse impact on the financial condition or results of operations of the Company or our Advisor.

Distributions

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to maintain our status as a RIC. There can be no assurances that the Company will have sufficient funds to pay distributions to our stockholders in the future to maintain our status as a RIC.

We are a RIC under the Code. To continue to obtain RIC tax benefits, we generally must distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gain for investment. In such event, the consequences of our retention of net capital gain are as described under “U.S. Federal Income Tax Matters.” We can offer no assurance that the Company will achieve results that will permit the payment of any cash distributions to our stockholders. In addition, the Leverage Program prohibits us from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program. See “Risks,” “U.S. Federal Income Tax Matters” and “Senior Securities” in the prospectus.

Regulation

Exemptive Order

Our Advisor and we believe that, in certain circumstances, it may be in our best interests to be able to co-invest with registered funds, unregistered funds and business development companies managed now or in the future by our Advisor and its affiliates in order to be able to participate in a wider range of transactions.

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Currently, SEC regulations and interpretations would permit us to co-invest with registered and unregistered funds that are affiliated with our Advisor in publicly traded securities and also in private placements where (i) our Advisor negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). Such regulations and interpretations also permit us to co-invest in other private placements with registered investment funds affiliated with our Advisor in certain circumstances, some of which would require certain findings by our independent directors and the independent directors of each other eligible registered fund. However, current SEC regulations and interpretations would not permit co-investment by us with unregistered funds affiliated with our Advisor in private placements where our Advisor negotiates non-pricing terms such as covenants, collateral and management rights. Accordingly, under current SEC regulations, in the absence of an exemption we may be prohibited from co-investing in certain private placements with any unregistered fund or account managed now or in the future by our Advisor or its affiliates.

Our Advisor and various funds managed by our Advisor have received an exemption from such regulations. Under the SEC order granting such exemption, each time our Advisor proposes that an unregistered fund, business development company or registered fund acquire private placement securities that are suitable for us, our Advisor will prepare a recommendation as to the proportion to be allocated to us taking into account a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. Our independent directors will review the proposed transaction and may authorize co-investment by us of up to our pro rata amount of such securities based on our total available capital if a majority of them conclude that: (i) the transaction is consistent with our investment objective and policies; (ii) the terms of co-investment are fair to us and our stockholders and do not involve overreaching; and (iii) participation by us would not disadvantage us or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. If our Advisor determines that we should not participate in the co-investment opportunity that would otherwise be suitable in light of our investment objective, this determination must also be submitted to the independent directors for their approval. The directors may also approve a lower amount or determine that we should not invest. The directors may also approve a higher amount to the extent that other accounts managed by our Advisor decline to participate. In addition, private placement follow-on investments and disposition opportunities must be made available in the same manner on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where we, on the one hand, or any other account advised by our Advisor or an affiliate, on the other hand, already hold securities of the issuer.

Our Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with us or any investor us, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, our Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and our Advisor may receive fees and other compensation in connection with structuring investments which they will share.

Our Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us. Affiliates and employees of our Advisor are equity investors in us.

Relief from Registration as a Commodity Pool Operator

We may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). With respect to the Company, our Advisor relies on an exclusion from the definition of “commodity pool operator” pursuant to CFTC Rule 4.5 which imposes certain commodity interest trading restrictions on the Company. These trading restrictions permit the Company to engage in commodity

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interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Company’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Company does not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish the Company’s commodity interest positions would exceed 5% of the Company’s liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, and (b) the aggregate net notional value of the Company’s commodity interest positions would exceed 100% of the Company’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in the Company may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If our Advisor was required to register as a commodity pool operator with respect to the Company, compliance with additional registration and regulatory requirements would increase the Company expenses. Other potentially adverse regulatory initiatives could also develop.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Brokerage Allocations and other Practices

Subject to the supervision of the board of directors, decisions to buy and sell securities and bank debt for the Company and decisions regarding brokerage commission rates are made by our Advisor. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, our Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Company on a continuing basis. Accordingly, the cost of the brokerage commissions to the Company in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The aggregate amount of brokerage commission paid by the Company over the previous three fiscal years was $0.0 million. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers may be considered by our Advisor in the allocation of brokerage business, but there is not a formula by which such business is allocated. Our Advisor does so in accordance with its judgment of the best interests of the Company and its stockholders.

One or more of the other investment funds or accounts which our Advisor manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by our Advisor in its discretion in accordance with the accounts’ various investment objectives, subject to the allocation procedures adopted by the board of directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Company and our Advisor). In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the board of directors that this advantage, when combined with the other benefits available due to our Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

16

PORTFOLIO COMPANIES

The following is a listing of each portfolio company investment, together referred to as our investment portfolio, at June 30, 2022. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Each variable rate debt investment that is determined by a reference to LIBOR resets either monthly, quarterly, semi-annually or annually.

On July 28, 2022, our board of directors approved the valuation of our investment portfolio at fair value as determined in good faith using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to our investments, see our schedules of investments included in our financial statements incorporated by reference in this prospectus.

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (A)
Aerospace and Defense
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	First Lien Delayed Draw Term Loan	LIBOR (M)	—	6.25%	7.88%	5/31/2024	$5,127,551	$5,103,318	$5,127,551	0.28%	N
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	First Lien Term Loan	LIBOR (M)	—	6.25%	7.94%	5/31/2024	$19,897,959	19,813,510	19,897,959	1.08%	N
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	Sr Secured Revolver	LIBOR (M)	—	6.25%	7.94%	5/31/2024	$2,448,980	2,439,271	2,448,980	0.13%	N
									27,356,099	27,474,490	1.49%
Airlines
Epic Aero, Inc.	355 Richmond Rd Cleveland, OH 44143	Unsecured Notes	Fixed	—	—	2.00%	12/31/2022	$3,233,572	3,233,572	3,162,433	0.17%	E/N
Mesa Airlines, Inc.	410 North 44th Street, Suite 700 Phoenix Arizona 85008	First Lien Incremental Term Loan	LIBOR (M)	2.00%	5.00%	7.00%	9/27/2023	$885,040	881,399	875,305	0.05%	N
Mesa Airlines, Inc.	410 North 44th Street, Suite 700 Phoenix Arizona 85008	First Lien Term Loan	LIBOR (M)	2.00%	5.00%	7.00%	6/5/2023	$6,195,282	6,175,001	6,151,915	0.33%	N
									10,289,972	10,189,653	0.55%
Automobiles
ALCV Purchaser, Inc. (AutoLenders)	305 W Lincoln Hwy Exton, PA 19341	First Lien Term Loan	LIBOR (M)	1.00%	6.75%	8.38%	4/15/2026	$6,819,161	6,738,881	6,819,161	0.37%	G/N
ALCV Purchaser, Inc. (AutoLenders)	305 W Lincoln Hwy Exton, PA 19341	First Lien Revolver	LIBOR (M)	1.00%	6.75%	8.38%	4/15/2026	$513,805	506,236	513,805	0.03%	G/N
Autoalert, LLC	9050 Irvine Center Dr. Irvine, CA 92618	First Lien Incremental Term Loan	SOFR (Q)	—	8.75% Cash + 0.25% PIK	9.80%	1/1/2023	$59,393,472	59,318,554	53,365,035	2.89%	N
									66,563,671	60,698,001	3.29%
Building Products
Porcelain Acquisition Corporation (Paramount)	18000 NE 5th Ave Miami, FL 33162	First Lien Term Loan	LIBOR (Q)	1.00%	5.75%	8.00%	4/30/2027	$6,206,968	6,101,986	6,200,761	0.34%	N
Porcelain Acquisition Corporation (Paramount)	18000 NE 5th Ave Miami, FL 33162	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	5.75%	8.00%	4/30/2027	$967,320	951,498	966,352	0.05%	N
									7,053,484	7,167,113	0.39%
Capital Markets
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Term Loan (1.0% Exit Fee)	LIBOR (Q)	1.50%	7.25%	9.00%	2/7/2025	$21,791,007	21,240,089	22,008,917	1.19%	L/N
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Incremental Term Loan	LIBOR (S)	1.50%	7.25%	8.75%	2/7/2025	$24,415,870	23,364,870	24,415,870	1.32%	N
									44,604,959	46,424,787	2.51%
Commercial Services & Supplies
Thermostat Purchaser III, Inc. (Reedy Industries)	2440 Ravine Way # 200, Glenview, IL 60025	Second Lien Term Loan	LIBOR (Q)	0.75%	7.25%	8.82%	8/31/2029	$7,767,802	7,660,264	7,457,090	0.40%	N
Thermostat Purchaser III, Inc. (Reedy Industries)	2440 Ravine Way # 200, Glenview, IL 60025	Second Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	7.25%	8.82%	8/31/2029	$—	(8,931)	(53,170)	—	K/N
									7,651,333	7,403,920	0.40%
17

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Communications Equipment
Plate Newco 1 Limited (Avanti) (United Kingdom)	20 Black Friars Lane, London EC4V 6EB	Subordinated E1 Term Loan	LIBOR (M)	—	12.50% PIK	12.50%	10/13/2023	$80,021	40,942	80,021	—	H/N
Plate Newco 1 Limited (Avanti) (United Kingdom)	20 Black Friars Lane, London EC4V 6EB	Subordinated E2 Term Loan	LIBOR (M)	—	12.50% PIK	12.50%	10/13/2023	$240,064	124,533	240,064	0.02%	H/N
Plate Newco 1 Limited (Avanti) (United Kingdom)	20 Black Friars Lane, London EC4V 6EB	Subordinated F Term Loan	LIBOR (M)	—	12.50% PIK	12.50%	10/13/2023	$968,913	502,622	227,404	0.01%	C/H/N
Plate Newco 1 Limited (Avanti) (United Kingdom)	20 Black Friars Lane, London EC4V 6EB	Subordinated G Term Loan	LIBOR (M)	—	12.50% PIK	12.50%	10/13/2023	$285,131	147,911	28,513	—	C/H/N
									816,008	576,002	0.03%
Construction and Engineering
CSG Buyer, Inc. (Core States)	201 South Maple Avenue Suite 300 Ambler, PA 19002	Sr Secured Revolver	SOFR (Q)	1.00%	6.00%	7.03%	3/31/2028	$584,233	555,021	547,719	0.03%	N
CSG Buyer, Inc. (Core States)	201 South Maple Avenue Suite 300 Ambler, PA 19002	First Lien Term Loan	SOFR (Q)	1.00%	6.00%	7.00%	3/31/2028	$8,960,128	8,780,925	8,736,125	0.47%	N
CSG Buyer, Inc. (Core States)	201 South Maple Avenue Suite 300 Ambler, PA 19002	First Lien Delayed Draw Term Loan	SOFR (Q)	1.00%	6.00%	7.00%	3/31/2028	$—	(58,423)	(73,029)	—	K
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Delayed Draw Term Loan	SOFR (Q)	1.00%	6.50%	8.66%	8/10/2027	$1,286,299	1,202,726	1,127,655	0.06%	N
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Term Loan	SOFR (Q)	1.00%	6.50%	8.70%	8/10/2027	$1,702,669	1,664,831	1,639,671	0.09%	N
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Delayed Draw Term Loan	SOFR (Q)	1.00%	6.50%	8.69%	8/10/2027	$815,851	797,261	785,664	0.04%	N
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	Sr Secured Revolver	SOFR (Q)	1.00%	6.50%	8.70%	11/23/2027	$—	(14,511)	(25,548)	—	K/N
Hylan Intermediate Holding II, LLC	850 NEW BURTON ROAD SUITE 201, DOVER, Kent, DE, 19904	Second Lien Term Loan	SOFR (M)	1.00%	10.00%	11.00%	3/11/2027	$4,534,436	4,483,267	4,528,995	0.25%	N
Hylan Intermediate Holding II, LLC	850 NEW BURTON ROAD SUITE 201, DOVER, Kent, DE, 19904	First Lien Term Loan	SOFR (S)	1.00%	8.00%	9.00%	2/22/2026	$4,983,707	4,983,707	4,977,727	0.27%	N
PHRG Intermediate, LLC (Power Home)	2501 Seaport Drive Fourth Floor, Chester, PA 19013	First Lien Term Loan	LIBOR (M)	0.75%	6.00%	7.60%	12/16/2026	$2,484,375	2,426,907	2,409,844	0.13%	N
Sunland Asphalt & Construction, LLC	1625 E Northern Ave, Phoenix, Arizona, 85020, United States	First Lien Delayed Draw Term Loan	LIBOR (S)	1.00%	6.00%	8.88%	1/13/2026	$2,173,018	2,141,056	2,120,866	0.11%	N
Sunland Asphalt & Construction, LLC	1625 E Northern Ave, Phoenix, Arizona, 85020, United States	First Lien Term Loan	LIBOR (S)	1.00%	6.00%	8.88%	1/13/2026	$6,462,507	6,368,609	6,307,407	0.34%	N
									33,331,376	33,083,096	1.79%
Consumer Finance
Barri Financial Group, LLC	9800 Centre Parkway, Houston, TX 77036	First Lien Term Loan	LIBOR (M)	1.00%	7.75%	9.11%	6/30/2026	$25,168,478	$24,692,458	$25,420,162	1.38%	N

Containers & Packaging
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Term Loan	SOFR (Q)	0.75%	7.50%	9.05%	12/14/2029	$5,574,414	5,450,200	5,295,693	0.29%	N
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Term Loan	SOFR (Q)	0.75%	7.50%	8.68%	12/14/2029	$6,395,163	6,258,927	6,075,405	0.32%	N
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Delayed Draw Term Loan	SOFR (Q)	0.75%	7.50%	9.05%	12/14/2029	$1,110,271	1,086,560	1,054,758	0.06%	N
									12,795,687	12,425,856	0.67%
Distributors
Colony Display, LLC	2500 Galvin Drive, Elgin, IL 60123	First Lien Term Loan	LIBOR (Q)	1.00%	6.50%	8.75%	6/30/2026	$7,005,742	6,892,180	6,641,443	0.36%	N
18

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Diversified Consumer Services
Elevate Brands OpCo, LLC	815 Brazos St, Suite 900, Austin, Texas 78701, US	First Lien Delayed Draw Term Loan	SOFR (Q)	1.00%	8.50%	10.70%	3/15/2027	$20,800,000	20,414,616	20,240,000	1.10%	N
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20 10969, Berlin Germany	First Lien Delayed Draw Term Loan	LIBOR (M)	1.00%	9.00%	11.07%	9/30/2025	$39,269,210	39,537,913	39,269,210	2.12%	H/N
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20 10969, Berlin Germany	First Lien Sr Secured Convertible Term Loan	Fixed	—	3.50% Cash + 3.50% PIK	7.00%	10/2/2023	$4,571,803	4,571,803	7,744,634	0.42%	H/N
SellerX Germany Gmbh & Co. Kg (Germany)	Koppenstr. 93, 10243 Berlin Germany	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	8.00%	10.15%	11/23/2025	$17,660,326	17,295,579	16,895,326	0.92%	H/N
Thras.io, LLC	85 West St #4, Walpole, MA 02081	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	7.00%	9.25%	12/18/2026	$9,839,862	9,608,048	8,629,074	0.47%
Thras.io, LLC	85 West St #4, Walpole, MA 02081	First Lien Term Loan	LIBOR (Q)	1.00%	7.00%	9.25%	12/18/2026	$23,533,670	23,200,256	22,003,981	1.19%
Whele, LLC (Perch)	667 Boylston Street, 3rd Floor, Boston, MA 02116, US	First Lien Incremental Term Loan	LIBOR (S)	1.00%	8.50%	10.61%	10/15/2025	$20,323,258	20,461,730	19,550,974	1.06%	N
									135,089,945	134,333,199	7.28%
Diversified Financial Services
2-10 Holdco, Inc.	13900 E Harvard Avenue, Aurora, CO 80014, US	First Lien Term Loan	LIBOR (M)	0.75%	6.00%	7.67%	3/26/2026	$8,250,841	8,220,517	8,128,729	0.44%	N
2-10 Holdco, Inc.	13900 E Harvard Avenue, Aurora, CO 80014, US	Sr Secured Revolver	LIBOR (M)	0.75%	6.00%	7.67%	3/26/2026	$—	(1,403)	(10,710)	—	K/N
36th Street Capital Partners Holdings, LLC	129 Summit Avenue, Suite 1000 Summit, NJ 07901	Senior Note	Fixed	—	—	12.00%	11/30/2025	$41,381,437	41,381,437	41,381,437	2.24%	E/F/N
Credit Suisse AG (Cayman Islands)	600 Lexington Avenue, 7th Floor New York, NY 10022	Asset-Backed Credit Linked Notes	LIBOR (Q)	—	9.50%	9.50%	4/12/2025	$1,573,042	1,573,042	1,415,738	0.08%	E/H/I/N
Oasis Financial, LLC	9525 W Bryn Mawr Ave #900, Rosemont, IL 60018	Second Lien Term Loan	LIBOR (M)	1.00%	8.50%	10.01%	7/5/2026	$17,633,544	17,362,583	17,210,339	0.93%	N
Wealth Enhancement Group, LLC	505 North Highway 169, Suite 900, Plymouth, MN	Sr Secured Revolver	SOFR (S)	1.00%	6.00%	7.00%	10/4/2027	$8,947	8,815	8,490	—	N
Wealth Enhancement Group, LLC	505 North Highway 169, Suite 900, Plymouth, MN	First Lien Delayed Draw Term Loan	SOFR (S)	1.00%	6.00%	7.00%	10/4/2027	$—	(2,295)	(7,994)	—	K/N
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate LONDON, SW1E 6AJ United Kingdom	First Lien Term Loan (3.0% Exit Fee)	LIBOR (Q)	1.00%	9.25%	10.76%	2/11/2025	$43,629,951	43,040,837	42,713,722	2.31%	H/L/N
									111,583,533	110,839,751	6.00%
Diversified Telecommunication Services
Aventiv Technologies, Inc. (Securus)	14651 Dallas Parkway, Dallas, TX 75254	Second Lien Term Loan	LIBOR (Q)	1.00%	8.25%	9.25%	11/1/2025	$25,846,154	25,723,034	23,915,834	1.30%
MetroNet Systems Holdings, LLC	3701 Communications Way, Evansville, IN 47715	Second Lien Term Loan	LIBOR (M)	0.75%	7.00%	8.63%	6/2/2029	$4,016,257	3,962,558	3,980,512	0.22%	N
MetroNet Systems Holdings, LLC	3701 Communications Way, Evansville, IN 47715	Second Lien Delayed Draw Term Loan	LIBOR (M)	0.75%	7.00%	8.63%	6/2/2029	$8,268,764	8,120,822	8,195,172	0.44%	N
									37,806,414	36,091,518	1.96%
Electric Utilities
Conergy Asia & ME Pte. Ltd. (Singapore)	8 Shenton Way #32-03 AXA Tower Singapore 068811	First Lien Term Loan	Fixed	—	—	—	12/31/2022	$2,110,141	2,110,141	46,845	—	D/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	Hutchins Drive GEORGE TOWN, GRAND CAYMAN Cayman Island	Bank Guarantee Credit Facility	Fixed	—	—	—	12/31/2022	$6,578,877	6,578,877	101,315	0.01%	D/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	Hutchins Drive GEORGE TOWN, GRAND CAYMAN Cayman Island	Revolving Credit Facility	Fixed	—	—	—	12/31/2022	$5,535,517	5,535,517	1,914,182	0.10%	D/F/H/N
									14,224,535	2,062,342	0.11%
19

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Health Care Technology
Appriss Health, LLC (PatientPing)	9901 Linn Station Road Suite 500 Louisville KY 40223	First Lien Term Loan	LIBOR (Q)	1.00%	7.25%	8.25%	5/6/2027	$8,167,961	$8,040,785	$7,849,410	0.43%	N
Appriss Health, LLC (PatientPing)	9901 Linn Station Road Suite 500 Louisville KY 40223	First Lien Revolver	LIBOR (Q)	1.00%	7.25%	8.25%	5/6/2027	$—	(8,815)	(21,237)	—	K/N
CareATC, Inc.	4500 S 129th E Ave, Suite 191, Tulsa, OK 74134	First Lien Term Loan	LIBOR (Q)	1.00%	7.25%	9.25%	3/14/2024	$14,132,480	13,978,205	14,104,215	0.76%	N
CareATC, Inc.	4500 S 129th E Ave, Suite 191, Tulsa, OK 74134	Sr Secured Revolver	LIBOR (Q)	1.00%	7.25%	8.29%	3/14/2024	$607,288	602,941	606,073	0.03%	N
ESO Solutions, Inc.	11500 Alterra Pkwy #100, Austin, TX 78758	First Lien Term Loan	SOFR (M)	1.00%	7.00%	9.06%	5/3/2027	$23,802,071	23,369,995	23,492,644	1.27%	N
ESO Solutions, Inc.	11500 Alterra Pkwy #100, Austin, TX 78758	First Lien Revolver	SOFR (Q)	1.00%	7.00%	9.06%	5/3/2027	$—	(28,291)	(22,754)	—	K/N
Edifecs, Inc.	1756 114th AVE SE,, Bellevue, WA 98004, US	First Lien Term Loan	LIBOR (Q)	1.00%	7.50%	9.76%	9/21/2026	$1,368,056	1,342,556	1,385,840	0.08%	N
Gainwell Acquisition Corp.	1775 Tysons Blvd Suite 900 Tysons, VA 22102 United States	Second Lien Term Loan	LIBOR (Q)	1.00%	8.00%	9.00%	10/2/2028	$5,727,820	5,702,555	5,515,890	0.30%	N
Sandata Technologies, LLC	26 Harbor Park Drive, Port Washington, NY 11050	First Lien Term Loan	LIBOR (Q)	—	6.00%	8.31%	7/23/2024	$20,250,000	20,112,427	20,452,500	1.11%	N
Sandata Technologies, LLC	26 Harbor Park Drive, Port Washington, NY 11050	Sr Secured Revolver	LIBOR (Q)	—	6.00%	7.54%	7/23/2024	$1,350,000	1,335,547	1,350,000	0.07%	N
									74,447,905	74,712,581	4.05%
Healthcare Providers and Services
INH Buyer, Inc. (IMS Health)	6675 Westwood Boulevard Suite 475 Orlando, FL 32821	First Lien Term Loan	LIBOR (Q)	1.00%	6.00%	8.25%	6/28/2028	$4,466,250	4,385,015	3,925,834	0.21%	N
PHC Buyer, LLC (Patriot Home Care)	5700 N. Broad Street, 3rd Floor Philadelphia, PA 190006	First Lien Term Loan	SOFR (M)	0.75%	6.00%	7.13%	5/4/2028	$10,392,563	10,187,666	10,141,063	0.55%	N
PHC Buyer, LLC (Patriot Home Care)	5700 N. Broad Street, 3rd Floor Philadelphia, PA 190006	First Lien Delayed Draw Term Loan	SOFR (M)	0.75%	6.00%	7.13%	5/4/2028	$—	(77,122)	(95,810)	-0.01%	K/N
Team Services Group, LLC	3131 Camino del Rio North Suite 650 San Diego, CA 92108 United States	Second Lien Term Loan	LIBOR (M)	1.00%	9.00%	10.67%	11/13/2028	$27,855,847	27,140,243	27,438,010	1.49%	G/N
									41,635,802	41,409,097	2.24%
Hotels, Restaurants and Leisure
Fishbowl, Inc.	2475 Hanover St. Palo Alto, CA 94304	First Lien Term Loan	SOFR (Q)	1.00%	5.00%	7.32%	5/27/2027	$12,089,579	12,089,579	12,089,579	0.66%	F/N
OCM Luxembourg Baccarat BidCo S.À R.L. (Interblock) (Slovenia)	1106 Palms Airport Drive, Las Vegas, NV 89119	First Lien Term Loan	SOFR (Q)	0.75%	6.25%	7.68%	6/3/2027	$231,481	226,889	226,852	0.01%	H/N
OCM Luxembourg Baccarat BidCo S.À R.L. (Interblock) (Slovenia)	1106 Palms Airport Drive, Las Vegas, NV 89119	Sr Secured Revolver	SOFR (Q)	0.75%	6.25%	7.68%	6/3/2027	$—	(365)	(370)	—	H/K/N
									12,316,103	12,316,061	0.67%
Insurance
AmeriLife Holdings, LLC	2650 McCormick Dr Clearwater, FL, 33759-1005 United States	Second Lien Term Loan	LIBOR (M)	1.00%	8.50%	9.56%	3/18/2028	$28,810,993	28,367,329	28,724,560	1.54%	N
IT Parent, LLC (Insurance Technologies)	2 South Cascade Avenue, Suite 200 Colorado Springs, CO 80903	First Lien Term Loan	LIBOR (M)	1.00%	6.25%	7.90%	10/1/2026	$4,858,790	4,787,548	4,606,134	0.25%	N
IT Parent, LLC (Insurance Technologies)	2 South Cascade Avenue, Suite 200 Colorado Springs, CO 80903	Sr Secured Revolver	LIBOR (M)	1.00%	6.25%	7.87%	10/1/2026	$166,667	157,687	134,167	0.01%	N
Peter C. Foy & Associates Insurance Services, LLC (PCF Insurance)	2500 W. Executive Parkway, Suite 200 Lehi, UT, 84043	First Lien Term Loan	SOFR (M)	0.75%	6.00%	7.39%	11/1/2028	$857,143	844,376	834,000	0.05%	N
Peter C. Foy & Associates Insurance Services, LLC (PCF Insurance)	2500 W. Executive Parkway, Suite 200 Lehi, UT, 84043	First Lien Delayed Draw Term Loan	SOFR (M)	0.75%	6.00%	7.39%	11/1/2028	$—	(31,921)	(57,857)	—	K/N
									34,125,019	34,241,004	1.85%
Internet and Catalog Retail
Syndigo, LLC	141 W. Jackson Blvd, Ste 1220 Chicago, IL 60604	Second Lien Term Loan	LIBOR (S)	0.75%	8.00%	10.51%	12/14/2028	$12,141,870	11,986,670	11,534,776	0.62%	G/N
20

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Internet Software and Services
Acquia, Inc.	53 State Street, 10th Floor Boston, MA 02109 United States	First Lien Term Loan	LIBOR (Q)	1.00%	7.00%	8.79%	10/31/2025	$25,299,735	$24,959,325	$25,489,484	1.38%	N
Acquia, Inc.	53 State Street, 10th Floor Boston, MA 02109 United States	Sr Secured Revolver	LIBOR (Q)	1.00%	7.00%	8.79%	10/31/2025	$226,959	205,997	226,959	0.01%	N
Astra Acquisition Corp. (Anthology)	1111 19th St NW, Washington, DC 20036	Second Lien Term Loan	LIBOR (M)	0.75%	8.88%	10.54%	10/25/2029	$20,715,038	20,322,291	19,264,985	1.04%
Domo, Inc.	772 East Utah Valley Drive, Amer	First Lien Delayed Draw Term Loan (7.0% Exit Fee)	LIBOR (M)	1.50%	5.50% Cash + 2.50% PIK	9.50%	4/1/2025	$55,531,977	55,372,326	55,420,913	3.02%	L/N
Domo, Inc.	772 East Utah Valley Drive, Amer	First Lien PIK Term Loan	Fixed	—	9.50% PIK	9.50%	4/1/2025	$2,963,871	473,994	2,842,353	0.15%	N
Foursquare Labs, Inc.	568 Broadway, 10th FL, New York, NY 10012	First Lien Term Loan (5.0% Exit Fee)	LIBOR (M)	2.19%	7.25%	9.56%	10/1/2022	$33,750,000	33,729,566	33,682,500	1.82%	L/N
Foursquare Labs, Inc.	568 Broadway, 10th FL, New York, NY 10012	First Lien Incremental Term Loan	LIBOR (M)	2.19%	7.25%	9.56%	10/1/2022	$7,500,000	7,466,628	7,477,500	0.40%	N
Foursquare Labs, Inc.	568 Broadway, 10th FL, New York, NY 10012	First Lien Incremental Term Loan	LIBOR (M)	2.19%	7.25%	9.56%	5/1/2023	$2,500,000	2,496,864	2,502,500	0.14%	N
InMoment, Inc.	10355 South Jordan Gateway Suite 600 South Jordan, UT 84095	First Lien Term Loan	SOFR (M)	0.75%	5.50% cash + 2.00% PIK	8.66%	6/8/2028	$7,500,000	7,351,787	7,350,000	0.40%	N
Magenta Buyer, LLC (McAfee)	6220 America Ctr Dr, San Jose, CA, 95002	Second Lien Term Loan	LIBOR (Q)	0.75%	8.25%	9.48%	7/27/2029	$20,000,000	19,741,428	18,383,300	1.00%	G
MetricStream, Inc.	6201 America Center Drive, Suite 240, San Jose, CA 95002	First Lien Term Loan	LIBOR (Q)	1.00%	8.00%	10.23%	9/28/2024	$23,104,483	22,831,164	22,526,871	1.22%	N
MetricStream, Inc.	6201 America Center Drive, Suite 240, San Jose, CA 95002	First Lien Incremental Term Loan (3.25% Exit Fee)	LIBOR (Q)	1.00%	8.00%	10.23%	9/28/2024	$3,554,536	3,506,609	3,465,673	0.19%	L/N
MetricStream, Inc.	6201 America Center Drive, Suite 240, San Jose, CA 95002	First Lien Incremental Term Loan (3.25% Exit Fee)	LIBOR (Q)	1.00%	8.00%	10.25%	9/28/2024	$3,554,536	3,491,789	3,579,773	0.19%	L/N
Persado, Inc.	11 East 26th St New York, NY 10010	First Lien Delayed Draw Term Loan (6.575% Exit Fee)	SOFR (M)	1.80%	7.00%	8.80%	6/10/2027	$8,782,078	8,722,118	8,608,168	0.47%	L/N
Persado, Inc.	11 East 26th St New York, NY 10010	First Lien Term Loan (6.575% Exit Fee)	SOFR (M)	1.80%	7.00%	8.80%	6/10/2027	$8,608,961	8,489,569	8,522,871	0.46%	L/N
Pluralsight, Inc.	42 Future Way Draper, UT 84020	First Lien Term Loan	LIBOR (S)	1.00%	8.00%	9.00%	4/6/2027	$32,582,872	32,039,940	31,540,220	1.71%	N
Pluralsight, Inc.	42 Future Way Draper, UT 84020	First Lien Revolver	LIBOR (Q)	1.00%	8.00%	9.00%	4/6/2027	$—	(38,462)	(77,348)	—	K/N
Quartz Holding Company (Quick Base)	150 Cambridge Park Drive #500, Cambridge, MA 02140	Second Lien Term Loan	LIBOR (M)	—	8.00%	9.67%	4/2/2027	$9,903,019	9,765,044	9,893,116	0.54%	N
ResearchGate GmBH (Germany)	Chausseestr. 20 10115 Berlin Germany	First Lien Term Loan (4.0% Exit Fee)	EURIBOR (Q)	—	8.55%	8.55%	10/1/2022	€7,500,000	8,254,604	7,653,931	0.41%	H/L/N/O
Reveal Data Corporation et al	145 S Wells St. Ste 500 Chicago, IL 60606, USA	First Lien Term Loan	SOFR (S)	1.00%	6.50%	7.50%	3/9/2028	$7,476,672	7,297,758	7,289,755	0.39%	N
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	Sr Secured Revolver	LIBOR (M)	1.00%	6.00%	7.12%	12/1/2027	$113,637	103,283	90,909	—	N
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Term Loan	LIBOR (Q)	1.00%	6.00%	7.60%	12/1/2027	$3,534,801	3,469,226	3,393,409	0.18%	N
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	6.00%	7.60%	12/1/2027	$—	(15,408)	(34,091)	—	K/N
									280,037,440	279,093,751	15.12%
IT Services
Ensono, Inc.	3333 Finley Rd, Downers Grove, IL 60515	Second Lien Term Loan B	LIBOR (M)	—	8.00%	9.67%	5/28/2029	$15,000,000	14,868,346	14,760,000	0.80%	N
Xactly Corporation	300 Park Avenue, Suite 1700 San Jose, CA 95110	First Lien Incremental Term Loan B	LIBOR (S)	1.00%	7.25%	8.49%	7/31/2022	$14,671,682	14,665,815	14,671,682	0.79%	N
Xactly Corporation	300 Park Avenue, Suite 1700 San Jose, CA 95110	Sr Secured Revolver	LIBOR (Q)	1.00%	7.25%	8.49%	7/31/2022	$524,337	524,056	524,338	0.03%	N
									30,058,217	29,956,020	1.62%
Leisure Products
Blue Star Sports Holdings, Inc.	5360 Legacy Drive, Suite 150 Plano, TX 75024	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	5.75% cash + 3.50% PIK	10.26%	6/15/2024	$63,053	62,639	60,833	—	N
Blue Star Sports Holdings, Inc.	5360 Legacy Drive, Suite 150 Plano, TX 75024	First Lien Revolver	LIBOR (Q)	1.00%	5.75% cash + 3.50% PIK	10.49%	6/15/2024	$126,174	125,387	121,733	0.01%	N
Blue Star Sports Holdings, Inc.	5360 Legacy Drive, Suite 150 Plano, TX 75024	First Lien Term Loan	LIBOR (M)	1.00%	5.75% cash + 3.50% PIK	10.92%	6/15/2024	$1,757,122	1,744,918	1,695,271	0.09%	N
Peloton Interactive, Inc.	441 Ninth Ave, 6th Floor New York, NY 10001	First Lien Term Loan	SOFR (S)	0.50%	6.50%	8.35%	5/25/2027	$100,000	96,347	95,563	0.01%	J
									2,029,291	1,973,400	0.11%
21

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Machinery
Sonny’s Enterprises, LLC	5605 Hiatus Road, Tamarac, FL 33321	First Lien Term Loan	LIBOR (M)	1.00%	6.75%	8.42%	8/5/2026	$3,734,680	3,675,697	3,772,027	0.20%	N
Sonny’s Enterprises, LLC	5605 Hiatus Road, Tamarac, FL 33321	First Lien Delayed Draw Term Loan	LIBOR (M)	1.00%	6.75%	8.42%	8/5/2026	$10,067,730	9,909,747	10,168,407	0.56%	N
									13,585,444	13,940,434	0.76%
Media
Khoros, LLC (Lithium)	225 Bush St., 15th Floor, San Francisco, CA 94104	First Lien Incremental Term Loan	LIBOR (S)	1.00%	8.00%	9.03%	10/3/2022	$28,016,636	$27,979,995	$27,736,470	1.50%	N
Khoros, LLC (Lithium)	225 Bush St., 15th Floor, San Francisco, CA 94104	Sr Secured Revolver	LIBOR (S)	1.00%	8.00%	9.03%	10/3/2022	$661,122	658,690	641,287	0.03%	N
NEP II, Inc.	2 Beta Drive, Pittsburg, PA 15238	Second Lien Term Loan	LIBOR (M)	—	7.00%	8.67%	10/19/2026	$14,500,000	14,066,945	13,403,510	0.73%	G
Quora, Inc.	650 Castro Street, Suite 450, Mountain View, CA 94041	First Lien Term Loan (4.0% Exit Fee)	Fixed	—	—	10.10%	5/1/2024	$12,819,528	12,722,348	12,351,679	0.67%	L/N
Terraboost Media Operating Company, LLC	2232 Dell Range Blvd, Suite 202 Cheyenne, WY 82009	First Lien Term Loan	SOFR (Q)	1.00%	6.50%	7.72%	8/23/2026	$10,547,117	10,351,272	10,177,968	0.55%	N
									65,779,250	64,310,914	3.48%
Oil, Gas and Consumable Fuels
Iracore International Holdings, Inc.	3516 13th Ave E, Hibbing, MN 55746	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	11.38%	4/12/2024	$1,324,140	1,324,140	1,324,140	0.07%	B/N

Paper and Forest Products
Alpine Acquisition Corp II (48Forty)	3650 Mansell Road, Suite 100 Alpharetta, GA 30022	First Lien Term Loan	SOFR (Q)	1.00%	6.00%	7.22%	11/30/2026	$20,286,424	19,896,089	19,872,796	1.08%	N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Road, Suite 100 Alpharetta, GA 30022	First Lien Delayed Draw Term Loan	SOFR (Q)	1.00%	6.00%	7.22%	11/30/2026	$107,443	102,372	103,843	0.01%	N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Road, Suite 100 Alpharetta, GA 30022	Sr Secured Revolver	SOFR (Q)	1.00%	6.00%	7.22%	11/30/2026	$—	(5,033)	(3,599)	—	K/N
									19,993,428	19,973,040	1.09%
Professional Services
Applause App Quality, Inc.	100 Pennsylvania Ave. Framingham, MA 01701	First Lien Term Loan	SOFR (Q)	1.00%	5.00%	6.40%	9/20/2022	$15,361,396	15,349,972	15,361,396	0.83%	N
Applause App Quality, Inc.	100 Pennsylvania Ave. Framingham, MA 01701	Sr Secured Revolver	LIBOR (Q)	1.00%	5.00%	6.00%	9/20/2022	$—	(1,005)	—	—	K/N
CIBT Solutions, Inc.	1600 International Drive Suite 600 McLean, VA 22102	Second Lien Term Loan	LIBOR (Q)	1.00%	1.00% Cash + 6.75% PIK	8.75%	6/1/2025	$8,146,376	7,567,314	4,284,505	0.23%	C/G
Dude Solutions Holdings, Inc.	11000 Regency Pkwy, Suite 110, Carry, NC 27518	First Lien Term Loan	LIBOR (Q)	1.00%	6.25%	8.50%	6/13/2025	$25,432,262	25,059,579	25,076,211	1.36%	N
Dude Solutions Holdings, Inc.	11000 Regency Pkwy, Suite 110, Carry, NC 27518	Sr Secured Revolver	LIBOR (Q)	1.00%	6.25%	8.50%	6/13/2025	$1,177,545	1,152,360	1,146,634	0.06%	N
DTI Holdco, Inc. (Epiq Systems, Inc.)	777 Third Avenue 11th and 12th Floors New York, NY 10017	Second Lien Term Loan	SOFR (M)	0.75%	7.75%	9.28%	4/26/2030	$7,500,000	7,352,766	6,862,500	0.37%	N
GI Consilio Parent, LLC	1828 L St. NW Suite 1070 Washington D.C. 20036	Second Lien Term Loan	LIBOR (M)	0.50%	7.50%	9.17%	5/14/2029	$10,000,000	9,915,424	9,320,000	0.50%	N
iCIMS, Inc.	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Sr Secured Revolver	LIBOR (S)	1.00%	6.50%	7.50%	9/12/2024	$121,678	120,731	121,131	0.01%	N
iCIMS, Inc.	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	First Lien Term Loan	LIBOR (Q)	1.00%	6.50%	7.72%	9/12/2024	$2,704,323	2,677,585	2,692,155	0.15%	N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY United Kingdom	First Lien Delayed Draw Term Loan	SOFR (M)	1.00%	8.75%	10.34%	2/17/2025	$18,590,586	18,316,782	18,255,956	0.99%	H/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY United Kingdom	First Lien Term Loan	SOFR (M)	1.00%	8.75%	10.34%	2/17/2025	$26,409,413	26,010,816	25,934,044	1.40%	H/N
RigUp, Inc.	111 Congress Ave, Suite 900, Austin, Texas 78701	First Lien Delayed Draw Term Loan (4.0% Exit Fee)	LIBOR (Q)	1.50%	7.00%	8.63%	3/1/2024	$29,000,000	28,737,857	28,565,000	1.55%	L/N
VT TopCo, Inc. (Veritext)	290 West Mt. Pleasant Avenue Suite 3200, Livingston, NJ 07039	Second Lien Term Loan	LIBOR (M)	0.75%	6.75%	8.42%	8/4/2026	$2,666,667	2,651,672	2,520,000	0.14%	N
									144,911,853	140,139,532	7.59%
22

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Real Estate Management and Development
Greystone Affordable Housing Initiatives, LLC	152 West 57th St. 60th Floor, New York, NY 10019	First Lien Delayed Draw Term Loan	LIBOR (S)	1.25%	6.00%	7.25%	3/2/2026	$4,666,667	4,666,667	4,615,333	0.25%	I/N
Greystone Select Company II, LLC (Passco)	152 West 57th St. 60th Floor New York, NY 10019	First Lien Term Loan	SOFR (M)	1.50%	6.50%	8.11%	3/21/2027	$8,181,818	8,023,923	8,016,545	0.43%	N
Greystone Select Company II, LLC (Passco)	152 West 57th St. 60th Floor New York, NY 10019	First Lien Delayed Draw Term Loan	SOFR (M)	1.50%	6.50%	8.11%	3/21/2027	$—	(223,357)	(238,727)	-0.01%	K/N
									12,467,233	12,393,151	0.67%
Road and Rail
Keep Truckin, Inc.	5 Hawthorne St 4th floor, San Francisco, CA 94105	First Lien Term Loan	SOFR (S)	1.00%	7.25%	8.37%	4/8/2025	$40,000,000	$39,521,928	$39,560,000	2.14%	N
Semiconductors and Semiconductor Equipment
Emerald Technologies (U.S.) AcquisitionCo, Inc.	One Stiles Road Salem, NH 03079	First Lien Term Loan	SOFR (M)	1.00%	6.25%	7.88%	12/29/2027	$5,564,915	5,458,174	5,397,967	0.30%
Emerald Technologies (U.S.) AcquisitionCo, Inc.	One Stiles Road Salem, NH 03079	Sr Secured Revolver	SOFR (M)	1.00%	6.25%	7.88%	12/29/2026	$—	(234,473)	(119,718)	-0.01%	K/N
									5,223,701	5,278,249	0.29%
Software
Aerospike, Inc.	2525 E Charleston Rd #201, Mountain View, CA 94043	First Lien Term Loan	LIBOR (M)	1.00%	7.50%	9.17%	12/29/2025	$6,933,486	6,872,763	6,844,737	0.37%	N
AlphaSense, Inc.	24 Union Square East, 5th Floor New York, NY 10003	First Lien Term Loan	SOFR (M)	1.00%	7.00%	8.36%	3/11/2027	$25,095,612	24,849,578	24,844,656	1.35%	N
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien 2021 add on Incremental Term Loan	LIBOR (Q)	1.00%	3.25% Cash + 3.75% PIK	8.02%	4/13/2027	$12,380,496	12,191,601	12,095,745	0.66%	N
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien Revolver	LIBOR (Q)	1.00%	6.50%	7.50%	4/13/2027	$—	(13,936)	(20,064)	—	K/N
Backoffice Associates Holdings, LLC (Syniti)	115 4th Ave #205, Needham Heights, MA 02494	First Lien Revolver	PRIME	—	6.75%	11.50%	4/30/2026	$1,354,523	1,314,627	1,337,377	0.07%	N
Backoffice Associates Holdings, LLC (Syniti)	115 4th Ave #205, Needham Heights, MA 02494	First Lien Term Loan	LIBOR (Q)	1.00%	7.75%	8.99%	4/30/2026	$13,081,668	12,772,543	12,950,851	0.70%	N
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	Rue de la Colombiere 28, 1260 Nyon	First Lien Term Loan	SOFR (Q)	1.00%	6.00%	7.00%	5/9/2028	$14,949,590	14,650,598	14,650,598	0.79%	H/N
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	Rue de la Colombiere 28, 1260 Nyon	Sr Secured Revolver	SOFR (Q)	1.00%	6.00%	7.00%	5/9/2028	$—	(31,273)	(32,035)	—	H/K/N
Certify, Inc.	20 York Street, Suite 201 Portland, Maine 04101	First Lien Delayed Draw Term Loan	LIBOR (M)	1.00%	5.50%	6.56%	2/28/2024	$3,188,631	3,168,442	3,176,514	0.17%	N
Certify, Inc.	20 York Street, Suite 201 Portland, Maine 04101	First Lien Term Loan	LIBOR (M)	1.00%	5.50%	6.56%	2/28/2024	$23,383,293	23,352,308	23,294,436	1.26%	N
Certify, Inc.	20 York Street, Suite 201 Portland, Maine 04101	Sr Secured Revolver	LIBOR (M)	1.00%	5.50%	6.56%	2/28/2024	$265,719	252,014	261,680	0.01%	N
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Term Loan	LIBOR (Q)	0.75%	6.50%	8.75%	9/8/2027	$2,833,333	2,795,367	2,805,850	0.15%	N
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	6.50%	8.75%	9/8/2027	$8,389	4,781	5,694	—	N
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Revolver	LIBOR (Q)	0.75%	6.50%	8.75%	9/8/2027	$169,467	165,813	166,772	0.01%	N
Elastic Path Software, Inc. (Canada)	16th Floor 555 Burrard Street Vancouver, British Columbia V7X 1M8 Canada	First Lien Term Loan	SOFR (Q)	1.00%	7.50%	8.50%	1/6/2026	$5,432,783	5,386,131	5,370,849	0.29%	H/N
Grey Orange Incorporated	660 Hembree Parkway Suite 120 Roswell, GA 30076	First Lien Term Loan (3.75% Exit Fee)	SOFR (S)	1.00%	7.25%	9.31%	5/6/2026	$4,190,378	4,126,526	4,121,656	0.22%	L/N
Grey Orange Incorporated	660 Hembree Parkway Suite 120 Roswell, GA 30076	First Lien Delayed Draw Term Loan (3.75% Exit Fee)	SOFR (S)	1.00%	7.25%	9.31%	5/6/2026	$—	(40,289)	(68,722)	—	K/L/N
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street 19th Floor Phoenix, AZ 85003	First Lien Term Loan	LIBOR (Q)	1.00%	3.00% Cash + 3.00% PIK	7.04%	12/17/2027	$3,795,231	3,723,934	3,711,356	0.20%	N
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street 19th Floor Phoenix, AZ 85003	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	3.00% Cash + 3.00% PIK	7.04%	12/17/2027	$—	(12,149)	(14,733)	—	K/N
23

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street 19th Floor Phoenix, AZ 85003	Sr Secured Revolver	LIBOR (Q)	1.00%	6.00%	7.04%	12/17/2027	$—	(6,074)	(7,367)	—	K/N
Nvest, Inc. (SigFig)	2443 Fillmore Street, #380-1512, San Francisco, California 94115, US	First Lien Term Loan	SOFR (S)	1.00%	7.50%	8.71%	9/15/2025	$6,798,242	6,688,548	6,686,071	0.36%	N
Oversight Systems, Inc.	360 Interstate North Pkwy, Suite 300 Atlanta, GA 30339	First Lien Term Loan	LIBOR (M)	1.00%	7.00%	8.67%	9/24/2026	$4,535,932	4,458,152	4,397,586	0.24%	N
Kaseya, Inc.	701 Brickell Avenue, Suite 400, Miami, FL 33131	First Lien Term Loan	SOFR (S)	0.75%	5.75%	8.29%	6/25/2029	$1,635,938	1,611,431	1,611,398	0.09%	N
Kaseya, Inc.	701 Brickell Avenue, Suite 400, Miami, FL 33131	First Lien Delayed Draw Term Loan	SOFR (S)	0.75%	5.75%	8.29%	6/25/2029	$—	(1,495)	(1,500)	—	K/N
Kaseya, Inc.	701 Brickell Avenue, Suite 400, Miami, FL 33131	Sr Secured Revolver	SOFR (S)	0.75%	5.75%	8.29%	6/25/2029	$—	(1,495)	(1,500)	—	K/N
SEP Raptor Acquisition, Inc. (Loopio) (Canada)	40 King Street West, Suite 2100, Toronto, ON M5H 3C2 Canada	First Lien Term Loan	LIBOR (Q)	1.00%	4.50% Cash + 3.00% PIK	9.81%	3/31/2027	$10,627,994	10,455,120	10,426,062	0.56%	H/N
SEP Raptor Acquisition, Inc. (Loopio) (Canada)	40 King Street West, Suite 2100, Toronto, ON M5H 3C2 Canada	First Lien Revolver	LIBOR (Q)	1.00%	4.50% Cash + 3.00% PIK	9.81%	3/31/2027	$—	(18,447)	(22,102)	—	H/K/N
Superman Holdings, LLC (Foundation Software)	17800 Royalton Rd, Strongsville, OH 44136	First Lien Term Loan	LIBOR (M)	1.00%	6.50%	8.75%	8/31/2027	$10,227,976	10,033,728	10,115,469	0.55%	N
Superman Holdings, LLC (Foundation Software)	17800 Royalton Rd, Strongsville, OH 44136	Sr Secured Revolver	LIBOR (Q)	1.00%	6.50%	8.75%	8/31/2026	$—	(21,876)	(13,816)	—	K/N
Syntellis Performance Solutions, Inc. (Axiom Software)	320 N Sangamon St., Suite 700, Chicago, Illinois 60607	First Lien Term Loan	LIBOR (Q)	1.00%	7.00%	8.24%	8/2/2027	$21,080,460	20,591,804	21,291,264	1.16%	N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Term Loan	LIBOR (S)	0.75%	2.00% Cash + 4.50% PIK	9.25%	12/21/2027	$1,515,377	1,487,980	1,471,431	0.08%	N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Delayed Draw Term Loan	LIBOR (S)	0.75%	2.00% Cash + 4.50% PIK	9.25%	12/21/2027	$—	(6,763)	(10,741)	—	K/N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	Sr Secured Revolver	LIBOR (Q)	0.75%	6.00%	6.75%	12/21/2027	$—	(2,705)	(4,296)	—	K/N
									170,797,287	171,441,176	9.29%
Specialty Retail
Calceus Acquisition, Inc. (Cole Haan)	150 Ocean Rd., Greenland, US-NH, 03840, US	First Lien Term Loan B	LIBOR (Q)	—	5.50%	7.07%	2/12/2025	$422,176	$408,026	$340,380	0.02%
Calceus Acquisition, Inc. (Cole Haan)	150 Ocean Rd., Greenland, US-NH, 03840, US	First Lien Sr Secured Notes	Fixed	—	9.75%	9.75%	2/19/2025	$20,000,000	19,624,709	17,140,000	0.93%	E/N
Hanna Andersson, LLC	608 NE 19th Ave, Portland, OR 97232	First Lien Term Loan	LIBOR (M)	1.00%	6.25%	7.19%	7/2/2026	$4,906,250	4,825,327	4,813,031	0.26%	N
									24,858,062	22,293,411	1.21%
Technology Hardware, Storage & Peripherals
SumUp Holdings Luxembourg S.A.R.L. (United Kingdom)	41, Avenue de la Gare, L-1611 Luxembourg United Kingdom	First Lien Delayed Draw Term Loan	LIBOR (Q)	1.00%	7.00%	9.18%	2/17/2026	$17,726,865	17,176,882	16,917,893	0.92%	H/N

Textiles, Apparel and Luxury Goods
James Perse Enterprises, Inc.	7373 Flores Street, Downey CA 90242	First Lien Term Loan	SOFR (M)	1.00%	6.25%	7.78%	9/8/2027	$15,555,556	15,346,853	15,653,556	0.85%	N
James Perse Enterprises, Inc.	7373 Flores Street, Downey CA 90242	First Lien Revolver	SOFR (M)	1.00%	6.25%	7.78%	9/8/2027	$—	(25,236)	—	—	K/N
PSEB, LLC (Eddie Bauer)	10401 NE 8th Street, Suite 500 Bellevue, Washington 98004	First Lien Term Loan	LIBOR (M)	1.00%	6.50%	8.17%	10/12/2023	$24,937,500	24,748,408	23,690,625	1.28%	N
									40,070,025	39,344,181	2.13%
Tobacco Related
Juul Labs, Inc.	560 20th Street, San Francisco, CA 94107	First Lien Term Loan	LIBOR (Q)	1.50%	7.00%	8.50%	8/2/2023	$25,927,995	25,855,254	22,583,283	1.22%	N
Trading Companies & Distributors
Blackbird Purchaser, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Second Lien Term Loan	LIBOR (M)	0.75%	7.50%	9.17%	4/8/2027	$10,153,647	9,971,081	9,819,592	0.54%	N
Blackbird Purchaser, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Second Lien Delayed Draw Term Loan	LIBOR (M)	0.75%	7.50%	9.17%	4/8/2027	$—	(60,781)	(111,352)	-0.01%	K/N
									9,910,300	9,708,240	0.53%
24

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments (continued)(A)
Wireless Telecommunication Services
OpenMarket, Inc. (Infobip) (United Kingdom)	35 - 38 New Bridge Street, London EC4V 6BW United Kingdom	First Lien Term Loan	LIBOR (Q)	0.75%	6.25%	8.50%	9/17/2026	$9,925,000	9,708,245	9,652,063	0.52%	H/N
Total Debt Investments - 197.6% of Net Assets									1,628,571,133	1,594,927,730	86.39%

Issuer	Company Address	Instrument	Expiration	Shares	Cost	Fair Value	% of Total Cash and Investments	Notes
Equity Securities
Automobiles
Autoalert Acquisition Co, LLC	9050 Irvine Center Dr. Irvine, CA 92618	Warrants to Purchase LLC Interest	6/28/2030	7	$2,910,423	$—	—	D/E/N
Capital Markets
Pico Quantitative Trading Holdings, LLC	32 Old Slip, 16th Floor, New York, NY 10005	Warrants to Purchase Membership Units	2/7/2030	287	645,121	2,074,561	0.11%	D/E/N
Chemicals
AGY Equity, LLC	2556 Wagener Road Aiken, SC 29801	Class A Preferred Stock		1,786,785	485,322	—	—	D/E/N
AGY Equity, LLC	2556 Wagener Road Aiken, SC 29801	Class B Preferred Stock		1,250,749	—	—	—	D/E/N
AGY Equity, LLC	2556 Wagener Road Aiken, SC 29801	Class C Common Stock		982,732	—	—	—	D/E/N
					485,322	—	—
Communications Equipment
Plate Newco 1 Limited (Avanti) (United Kingdom)	20 Black Friars Lane, London EC4V 6EB	Common Stock		364	—	5,358		D/H/N/O
Construction & Engineering
Hylan Datacom & Electrical, LLC	950 Holmdel Road Holmdel, NJ 07733	Class A Units		117,124	13,817,817	10,735,586	0.58%	D/E/N
Diversified Consumer Services
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20 10969, Berlin Germany	Warrants to Purchase Preferred Series A1 Shares	4/28/2028	516	—	5,563,060	0.30%	D/E/H/N
MXP Prime Platform GmbH (SellerX) (Germany)	Koppenstr. 93, 10243 Berlin Germany	Warrants to Purchase Preferred Series B Shares	11/23/2028	135	—	430,927	0.02%	D/E/H/N
TVG-Edmentum Holdings, LLC	5600 W 83rd Street, Suite 300, Bloomington, MN, 55437	Series B-1 Common Units		17,858,122	16,511,297	41,011,418	2.23%	B/E/N
TVG-Edmentum Holdings, LLC	5600 W 83rd Street, Suite 300, Bloomington, MN, 55437	Series B-2 Common Units		17,858,122	13,421,162	41,011,418	2.22%	B/D/E/N
					29,932,459	88,016,823	4.77%
Diversified Financial Services
36th Street Capital Partners Holdings, LLC	129 Summit Avenue, Suite 1000 Summit, NJ 07901	Membership Units		25,652,397	25,652,397	38,400,000	2.07%	E/F/N
Conventional Lending TCP Holdings, LLC	2951 28th Street, Suite 1000, Santa Monica, CA 90405	Membership Units		17,285,591	17,160,790	16,939,880	0.92%	E/F/I/N
GACP I, LP (Great American Capital)	11100 Santa Monica Blvd., Ste. 800 Los Angeles, CA 90025	Membership Units		460,486	460,486	1,574,780	0.09%	E/I/N
GACP II, LP (Great American Capital)	11100 Santa Monica Blvd., Ste. 800 Los Angeles, CA 90025	Membership Units		10,608,096	10,608,096	10,948,560	0.59%	E/I/N
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate LONDON, SW1E 6AJ United Kingdom	Warrants to Purchase Series D Stock	2/11/2031	34,820	—	876,419	0.05%	D/E/H/N
					53,881,769	68,739,639	3.72%
Ecommerce Consumer Sales
Elevate Brands Holdco, Inc.	815 Brazos St, Suite 900, Austin, Texas 78701, US	Warrants to Purchase Common Stock	3/14/2032	174,897	—	202,239	0.01%	D/E/N
Elevate Brands Holdco, Inc.	815 Brazos St, Suite 900, Austin, Texas 78701, US	Warrants to Purchase Preferred Stock	3/14/2032	87,449	—	133,280	0.01%	D/E/N
					—	335,519	0.02%
25

Issuer	Company Address	Instrument	Expiration	Shares	Cost	Fair Value	% of Total Cash and Investments	Notes
Equity Securities (continued)
Electric Utilities
Conergy Asia Holdings Limited (United Kingdom)	21 St. Thomas Street Bristol, BS1 6JS United Kingdom	Class B Shares		1,000,000	1,000,000	—	—	D/E/F/H/N
Conergy Asia Holdings Limited (United Kingdom)	21 St. Thomas Street Bristol, BS1 6JS United Kingdom	Ordinary Shares		5,318,860	7,833,333	—	—	D/E/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	Hutchins Drive GEORGE TOWN, GRAND CAYMAN Cayman Island	Ordinary Shares		2,332,594	—	—	—	D/E/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	Hutchins Drive GEORGE TOWN, GRAND CAYMAN Cayman Island	Series B Preferred Shares		93,023	1,395,349	—	—	D/E/F/H/N
Utilidata, Inc.	245 Chapman St Providence, RI 02905	Common Stock		29,094	216,336	14,000	—	D/E/N
Utilidata, Inc.	245 Chapman St Providence, RI 02905	Series C Preferred Stock		257,369	153,398	252,000	0.01%	D/E/N
Utilidata, Inc.	245 Chapman St Providence, RI 02905	Series CC Preferred Stock		500,000	500,000	279,000	0.02%	D/E/N
					11,098,416	545,000	0.03%
Electronic Equipment, Instruments and Components
Soraa, Inc.	6500 Kaiser Dr. Fremont, CA 94555	Warrants to Purchase Preferred Stock	8/29/2024	3,071,860	478,899	—	—	D/E/N
Energy Equipment and Services
GlassPoint, Inc.	1502 Mill Raock Way, Suite 170, Bakersfield, CA 93311	Warrants to Purchase Common Stock	9/12/2029	16	275,200	2,879,978	0.16%	D/E/N
Hotels, Restaurants and Leisure
Fishbowl, Inc.	2475 Hanover St. Palo Alto, CA 94304	Common Membership Units	5/27/2027	604,479	$787,032	$787,032	0.04%	D/F/N
Internet Software and Services
Domo, Inc.	772 East Utah Valley Drive, Amer	Common Stock		49,792	1,543,054	1,384,218	0.07%	D
FinancialForce.com, Inc.	595 Market St. Suite 2000, San Francisco, CA 94105	Warrants to Purchase Series C Preferred Stock	1/30/2029	1,125,000	287,985	564,000	0.03%	D/E/N
Foursquare Labs, Inc.	568 Broadway, 10th FL, New York, NY 10012	Warrants to Purchase Series E Preferred Stock	5/4/2027	2,062,500	508,805	1,074,299	0.06%	D/E/N
InMobi, Inc. (Singapore)	30 Cecil Street, # 19-08 Prudential Tower Singapore 04912	Warrants to Purchase Common Stock	8/15/2027	1,327,869	212,360	1,834,665	0.10%	D/E/H/N
InMobi, Inc. (Singapore)	30 Cecil Street, # 19-08 Prudential Tower Singapore 04912	Warrants to Purchase Series E Preferred Stock	9/18/2025	1,049,996	276,492	1,518,114	0.08%	D/E/H/N
InMobi, Inc. (Singapore)	30 Cecil Street, # 19-08 Prudential Tower Singapore 04912	Warrants to Purchase Series E Preferred Stock	10/3/2028	1,511,002	93,407	1,918,471	0.10%	D/E/H/N
ResearchGate Corporation (Germany)	Chausseestr. 20 10115 Berlin Germany	Warrants to Purchase Series D Preferred Stock	10/30/2029	333,370	202,001	91,000	—	D/E/H/N/O
SnapLogic, Inc.	1825 S. Grant St., 5th Floor, San Mateo, CA 94402	Warrants to Purchase Series Preferred Stock	3/19/2028	1,860,000	377,722	5,000,000	0.29%	D/E/N
					3,501,826	13,384,767	0.73%
IT Services
Fidelis (SVC), LLC	4500 East West Highway, Suite 400 Bethesda, MD 20814	Preferred Unit-C		657,932	2,001,384	80,249	—	D/E/N
Media
Quora, Inc.	650 Castro Street, Suite 450, Mountain View, CA 94041	Warrants to Purchase Series D Preferred Stock	4/11/2029	507,704	65,245	92,956	0.01%	D/E/N
SoundCloud, Ltd. (United Kingdom)	c/o Jag Shaw Baker, Berners House 47-48 Berners Street, London W1T 3NF	Warrants to Purchase Preferred Stock	4/29/2025	946,498	79,082	45,143	—	D/E/H/N
					144,327	138,099	0.01%
Oil, Gas and Consumable Fuels
Iracore Investments Holdings, Inc.	3516 13th Ave E, Hibbing, MN 55746	Class A Common Stock		16,207	4,177,710	4,679,123	0.25%	B/D/E/N
Pharmaceuticals
Inotiv, Inc.	2701 Kent Avenue West Lafayette, IN 47906 United States	Common Stock		14,578	—	139,949	0.01%	D/E
26

Issuer	Company Address	Instrument		Expiration	Shares	Cost	Fair Value	% of Total Cash and Investments	Notes
Equity Securities (continued)
Professional Services
Anacomp, Inc.	15378 Avenue of Science, San Diego, CA 92128	Class A Common Stock			1,255,527	26,711,048	477,100	0.03%	D/E/F/N
Semiconductors and Semiconductor Equipment
Nanosys, Inc.	233 South Hillview Dr. Milpitas, CA 95035	Warrants to Purchase Preferred Stock		3/29/2023	800,000	605,266	962,482	0.05%	D/E/N
Software
Grey Orange International Inc.	660 Hembree Parkway Suite 120 Roswell, GA 30076	Warrants to Purchase Common Stock		5/6/2032	222,928	21,958	21,958	—	D/N
Tradeshift, Inc.	612 Howard Street, San Francisco, CA 94105	Warrants to Purchase Series D Preferred Stock		3/26/2027	1,712,930	577,843	1,096,193	0.06%	D/E/N
						599,801	1,118,151	0.06%
Trading Companies & Distributors
Blackbird Holdco, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Preferred Stock	12.50% PIK		7,108	7,453,196	6,850,619	0.37%	E/N
Total Equity Securities - 25.0% of Net Assets						159,507,016	201,950,035	10.94%
Total Investments - 222.7% of Net Assets						$1,788,078,149	$1,796,877,765	97.32%
Cash and Cash Equivalents - 6.1% of Net Assets							$49,427,039	2.68%
Total Cash and Investments - 228.8% of Net Assets							$1,846,304,804	100.00%	M

Notes to Consolidated Schedule of Investments:

A.	Debt investments include investments in bank debt that generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.
B.	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.
C.	Non-accruing debt investment.
D.	Non-income producing investment.
E.	Restricted security. (See Note 2)
F.	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% of the outstanding voting securities of the issuer nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.
G.	Investment has been segregated to collateralize certain unfunded commitments.
H.	Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
I.	Deemed an investment company under Section 3(c) of the Investment Company Act and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
J.	Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
K.	Negative balances relate to an unfunded commitment that was acquired and/or valued at a discount.
27

L.	In addition to the stated coupon, investment has an exit fee payable upon repayment of the loan in an amount equal to the percentage of the original principal amount shown.
M.	All cash and investments, except those referenced in Notes G above, are pledged as collateral under certain debt as described in Note 4 to the Consolidated Financial Statements.
N.	Inputs in the valuation of this investment included certain unobservable inputs that were significant to the valuation as a whole.
O.	Investment denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. Foreign currency denominated investments are generally hedged for currency exposure.

LIBOR or EURIBOR resets monthly (M), quarterly (Q), semiannually (S), or annually (A).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $215,074,981 and $235,621,774, respectively, for the six months ended June 30, 2022. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of June 30, 2022 was $1,794,679,199 or 97.2% of total cash and investments of the Company. As of June 30, 2022, approximately 14.3% of the total assets of the Company were not qualifying assets under Section 55(a) of the 1940 Act.

See accompanying notes to the consolidated financial statements.

28

MANAGEMENT OF THE COMPANY

Directors and officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of six members, five of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and officer is c/o BlackRock TCP Capital Corp., 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Investment Committee

The Advisor’s investment process is organized around the Investment Committee that provides for a centralized, repeatable decision process. The Investment Committee meets weekly and, with respect to each fund the Advisor advises, certain members of the Investment Committee are voting members. The voting members of the Investment Committee for the Company are currently Philip M. Tseng, Rajneesh Vig, Rob DiPaulo, Jason Mehring, and Dan Worrell. Approval by a simple majority vote of the voting members of the Investment Committee is required for the purchase or sale of any investment, with certain de-minimis exceptions. No voting member has veto power. The Advisor’s investment process is designed to maximize risk-adjusted returns and preserve downside protection.

Voting Members

Philip M. Tseng: Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (TCP), where he was also a member of the Management Committee. Prior to joining TCP, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng currently serves as a Director on the board of the California Science Center Foundation, and previously served as a Director on the boards of First Advantage, Connexity Inc., and Anacomp, Inc.., and also as a Director on the board of the United States Tennis Association (USTA) Southern California section. He received an A.B. in Economics Harvard College and an M.B.A from the Harvard Business School. From 2021 to present, Mr. Tseng has served as the Chief Operating Officer of BlackRock TCP Capital Corp.

Rajneesh Vig: Prior to joining our Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank’s Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse’s Shareholder Value Consulting group, and he began his career in Arthur Andersen’s Financial Markets/Capital Markets group. From 2021 to present, Mr. Vig has served as the Chief Executive Officer and Chair of the Board of Directors of BlackRock TCP Capital Corp. From 2013 to 2021, Mr. Vig has served as a Director and the Chief Operating Officer of BlackRock TCP Capital Corp. Mr. Vig is also as an executive officer of other consolidated funds managed by the Investment Adviser. Since 2011, Mr. Vig has been a Managing Partner of the Investment Adviser. From 2009 to 2010, he was a Partner of the Investment Adviser. From 2006 to 2008, he was a Managing Director of the Investment Adviser. He has served on the board of 36th Street Capital since 2015 and Edmentum since 2016, and on the Board of Trustees and as the Finance Committee Chair for Connecticut College since 2020.He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Rob DiPaolo: He has been at BlackRock and its predecessor, Tennenbaum Capital Partners, since 1999. Prior to his current role, Mr. DiPaolo was the firm’s Chief Financial Officer and was responsible for building Tennenbaum’s financial reporting, processes and controls and operating infrastructure. Preceding Tennenbaum, Mr. DiPaolo was Vice President at Trust Company of the West, spent seven years at Arthur Andersen as a

29

Business Advisory and Consulting Manager and began his career in 1989, spending five years at May Department Stores as a profit improvement specialist and control division accountant. He earned a B.S. from the University of California, Riverside and is a CPA in the State of California.

Jason Mehring: Mr. Mehring has over 26 years’ experience in middle market investing including his 15 years’ experience with the USPC team. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring received a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire, where he also graduated with University Honors, an M.B.A. from the Kellogg School of Management at Northwestern University, and he has served on a variety of private corporate boards.

Dan Worrell: Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners (TCP), which he joined in 2007, where he headed multiple industry sectors. TCP with its more than $9 billion in committed capital was acquired by BlackRock in 2018. Mr. Worrell has been on the Board of Directors of several portfolio companies in the Consumer and Healthcare industries. Prior to his current role, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors, where he analyzed and invested in high yield credit opportunities, capital structure arbitrage and special situations. He has also previously invested in distressed companies and special situations at Gruss Partners, JP Morgan and as an Investment Manager at a Central Asia-focused private equity fund based in Kazakhstan. Mr. Worrell earned an M.B.A. from Columbia University in 1991.

The voting members of our Advisor’s Investment Committee for each other advisor account are primarily responsible for the day-to-day management of such other advisor account. Messrs. Tseng and Vig are voting members of the Investment Committee for a majority of the other advisor accounts. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Material conflicts of interest that may arise in connection with the Voting Members’ management of the Company’s investments, on the one hand, and the investments of the other advisor accounts, on the other.

Each Voting Member receives a fixed salary from our Advisor. Additionally, each Voting Member may receive a performance-based discretionary bonus, the opportunity to participate in various benefits programs and the opportunity to participate in one or more of the incentive compensation programs established by BlackRock.

The discussion below describes the Voting Members’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its Voting Members, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, Voting Members receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the Voting Member’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that Voting Member relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the Voting Members are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each Voting Member’s compensation based on the performance of the funds and other accounts managed by each Voting Member relative to the various benchmarks.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to Voting Members in a combination of cash deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Voting Members receive their annual discretionary incentive compensation in the form of cash. Voting Members whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a Voting Member for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The Voting Members of this Fund are eligible to receive deferred BlackRock, Inc. stock awards.

For certain Voting Members, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of Voting Member discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only Voting Members who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, Voting Members may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible Voting Members are eligible to participate in these plans.

The dollar range of equity securities in the Company beneficially owned at December 31, 2021 by each person who is a Voting Member is as follows:

Philip M. Tseng	$ 100,001 - $ 500,000
Rajneesh Vig	$ 500,001 - $ 1,000,000
Rob DiPaolo	0
Jason Mehring	0
Dan Worrell	$ 100,001 - $ 500,000
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Other Accounts Managed

The information below lists the number of other accounts for which each Voting Member was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2021.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Assets (in millions)	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Philip M. Tseng	Registered Investment Companies:	4	$3,690	3	$3,122
	Other Pooled Investment Vehicles:	32	$12,780	30	$11,958
	Other Accounts:	8	$4,028	5	$2,452
Rajneesh Vig	Registered Investment Companies:	4	$3,690	3	$3,122
	Other Pooled Investment Vehicles:	32	$12,780	30	$11,958
	Other Accounts:	8	$4,028	5	$2,452
Rob DiPaolo	Registered Investment Companies:	4	$3,690	3	$3,122
	Other Pooled Investment Vehicles:	32	$12,780	30	$11,958
	Other Accounts:	8	$4,028	5	$2,452
Jason Mehring	Registered Investment Companies:	4	$3,690	3	$3,122
	Other Pooled Investment Vehicles:	32	$12,780	30	$11,958
	Other Accounts:	8	$4,028	5	$2,452
Dan Worrell	Registered Investment Companies:	4	$3,690	3	$3,122
	Other Pooled Investment Vehicles:	32	$12,780	30	$11,958
	Other Accounts:	8	$4,028	5	$2,452

Determination of Net Asset Value in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or an authorized committee thereof may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our Advisor’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our Advisor’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, if such a determination is required to be made and to the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, our board of directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

To our knowledge as of September 23, 2022, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be presumed to control us, as such term is defined in the 1940 Act.

Our Directors are divided into two groups - interested directors and independent directors. Interested directors are those who are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of September 23, 2022, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Director and executive officers, and the executive officers and Directors as a group. As of September 23, 2022, all Directors and officers as a group owned less than 1% of the Company’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
None
Interested Directors
Common Stock	Rajneesh Vig	67,250	*
Independent Directors
Common Stock	Eric J. Draut	52,532	*
Common Stock	Andrea L. Petro	6,823	*
Common Stock	M. Freddie Reiss	25,000	*
Common Stock	Peter E. Schwab	8,500	*
Common Stock	Karyn L. Williams	725	*
Executive Officers
Common Stock	Philip M. Tseng	9,471	*
Common Stock	Erik Cuellar	250	*
Common Stock	Charles C.S. Park	—	*

*	Represents less than 1%.
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The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors as of September 21, 2022. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Rajneesh Vig	Over $100,000
Independent Directors
Eric J. Draut(2)	Over $100,000
Andrea L. Petro	$50,001-$100,000
M. Freddie Reiss(2)	Over $100,000
Peter E. Schwab(2)	Over $100,000
Karyn L. Williams	$10,000-$50.000

(1)	Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
(2)	Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC (“TOF VI”), and $500,000 in Tennenbaum Special Situations Fund IX, LLC (“Fund IX”), two private investment funds advised by the Advisor. Mr. Reiss has capital commitments of $250,000 in TOF VI, $250,000 in Fund IX, $250,000 in Tennenbaum Opportunities Fund V, LLC, and $150,000 in Special Value Opportunities Fund, LLC (“SVOF LLC”), two additional private investment funds advised by the Advisor. Mr. Schwab has a capital commitment of $250,000 in Fund IX.
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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law, our charter and bylaws and the 1940 Act. This summary is not complete, and we refer you to the Delaware General Corporation Law, our charter and bylaws and the 1940 Act for a more detailed description of the provisions summarized below.

General

Under the terms of our certificate of incorporation, our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. We will only offer shares of our common stock under this prospectus. When we offer shares of our common stock under this prospectus, we will issue an appropriate prospectus supplement. Our common stock is traded on The Nasdaq Global Select Market under the ticker symbol “TCPC.” There are currently no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of September 23, 2022:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—	57,767,264
Preferred Stock	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of a plurality of the votes of the shares present in person or represented by proxy at the meeting to elect directors and entitled to vote on the election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. Our common stock is junior to our indebtedness and other liabilities.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 150%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a

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stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Long-Term Debt

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage ratio, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

Our certificate of incorporation and bylaws, together with the rules of The Nasdaq Global Select Market, provide that:

•	the board of directors be organized in a single class with all directors standing for election each year
•	directors may be removed by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•	subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice-Chairman (if any), Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal the by-laws or adopt new by-laws at any time. Stockholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of 80% of the then outstanding shares.

Limitations of liability and indemnification

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing

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market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 80% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

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DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our board of directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations, or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. Federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

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DESCRIPTION OF OUR DEBT SECURITIES

We currently have $250.0 million in senior unsecured notes issued by the Company maturing in 2024, $325.0 million in senior unsecured notes issued by the Company maturing in 2026 and $160.0 million in committed leverage from the SBA. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of our existing debt securities.

We may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

This section includes a description of the material terms and provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available and the applicable prospectus supplement for such debt offering will define the material terms and provisions of such supplemental indenture. We have filed the form of the indenture with the SEC. See “Incorporation by Reference” and “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
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•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any events of default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

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We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

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Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants

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(“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions,

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and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
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•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,
•	if we notify the trustee that we wish to terminate that global security, or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “- Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

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Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	We do not pay interest on a debt security of the series within 30 days of its due date.
•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.
•	We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

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Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
•	However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
•	Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

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Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Your Approval.”

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Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance - Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
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Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

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Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions - Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, such payment or distribution (whether received by the trustee or any holders of subordinated debt securities) must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date. The debt securities of the Company, as applicable, will rank structurally junior to all existing and future indebtedness (including trade payables) and preferred interest of its subsidiaries, financing vehicles or similar entities. For example, the holders of unsecured indebtedness of SVCP would be entitled to payment of current interest and principal, if any, prior to even secured indebtedness of the Company being entitled to any payment out of the assets of SVCP.

The Trustee under the Indenture

U.S. Bank National Association has been approved by our board of directors to serve as trustee under the indenture.

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Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

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DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the holders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights issued to holders of our common stock to acquire shares of common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each Holder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

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DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;
•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

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U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of U.S. federal income tax considerations generally applicable to a stockholder who purchases our common stock pursuant to a future offering under this prospectus. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.

The discussion does not discuss the consequences of an investment in shares of preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Taxation of the company

We have elected, and we intend to continue, to qualify to be taxed as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

For purposes of determining whether we satisfy the 90% gross income test described in clause (a) above, the character of our distributive share of items of income, gain and loss derived through any subsidiary or investment that is classified as a partnership for U.S. federal income tax purposes (other than a QPTP) generally will be determined as if we realized such tax items directly. Similarly, for purposes of determining whether we satisfy the asset diversification test described in clause (b) above, we generally intend to “look through” any subsidiary or investment that is classified as a partnership for U.S. federal income tax purposes (other than a QPTP).

If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable

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cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis. To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax described below.

We will be dependent on SVCP, TCPC Funding, TCPC Funding II and TCPC SBIC for cash distributions to enable us to meet the Annual Distribution Requirements. TCPC SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for TCPC SBIC to make certain distributions to maintain our RIC status. If TCPC SBIC is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to meet the Annual Distribution Requirement, which would cause us to fail to qualify as a RIC and would subject us to tax at regular corporate rates, as discussed below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2)	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
(3)	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests. Except as otherwise expressly indicated, the remainder of this discussion assumes we will continue to qualify as a RIC.

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As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year to offset our capital gain, if any, realized in future years. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to corporate-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Company investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on

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factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to investors on such income and fees.

Taxation of U.S. stockholders

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”),

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including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly reported by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, long-term capital gains are currently taxed at preferential rates. Generally, following the end of each taxable year, you will be provided with a written notice of the amount of any ordinary income dividends and capital gain dividends or other distributions. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).

In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. Under current guidance, as long as 20% of such dividend is available to be paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Noncorporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement

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on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States (and, if an income tax treaty applies, if the distributions are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States). Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, the individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Under certain legislation, no U.S. source withholding taxes will generally be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are properly reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis,

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information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income (eligible for reduced maximum rates in the case of individual stockholders, subject to certain holding period and other requirements) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.

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CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., the Advisor and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Company and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Company, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Company. These are considerations of which investors in the Company should be aware, and which may cause conflicts of interest that could disadvantage the Company and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Company.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Company and/or that engage in transactions in the same types of securities, currencies and instruments as the Company. BlackRock is also a major participant in the global currency, equities, swap and fixed-income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Company invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Company invests, which could have an adverse impact on the Company’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Company’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Company.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Company, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Company. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Company, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Company are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Company, market impact, liquidity constraints, or other factors could result in the Company receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Company could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Company to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Company may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Company may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Company may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Company, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Company has invested, and such actions (or refraining from action) may have a material adverse effect on the Company. In situations in which clients of BlackRock (including the Company) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Company, as a

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result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Company.

In addition, to the extent permitted by applicable law, the Company may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Company purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Company, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Company, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Company. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. As a result, prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Company’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Company. Moreover, it is possible that the Company will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Company may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Company in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Company, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Company in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Company and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Company. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Company.

The Company may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Company, the investment management fee amounts paid by the Company to BlackRock may also increase. The liquidity of the Company may be impacted by redemptions of the Company by model-driven investment portfolios.

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In addition, certain principals and certain employees of the Advisor are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Company should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Company in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Company, and such party may have no incentive to assure that the Company obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Company may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for its clients, the underlying securities, currencies or instruments of which may be those in which the Company invests or which may be based on the performance of the Company. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. The Company and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by the Company’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Company may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients BlackRock where such other clients have interests adverse to those of the Company.

At times, these activities may cause business units or entities of BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Company. To the extent such transactions are permitted, the Company will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Company. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Company.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Company as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Company or its shareholders will be required, and no fees or other compensation payable by the Company or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Company, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Company. The Company will be required to establish business relationships with its counterparties based on the Company’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Company’s establishment of its business relationships, nor is it expected that the Company’s counterparties will rely on the credit of BlackRock in evaluating the Company’s creditworthiness.

Purchases and sales of securities and other assets for the Company may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due

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to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Company will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Company. In addition, under certain circumstances, the Company will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock, unless prohibited by applicable law, may cause the Company or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Company, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Company and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Company based on the amount of brokerage commissions paid by the Company and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Company and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above-described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Company. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

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BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is possible that the Company may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Company may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Company, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Company’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Company’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Company’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Company’s pricing vendors and/or fund accountants, there may be instances where the Company’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations are not readily available or are believed by BlackRock to be unreliable, the Company’s investments are valued at fair value by BlackRock’s Valuation Committee (the “Valuation Committee”), in accordance with policies and procedures approved by the Board (the “Valuation Procedures”). When determining a “fair value price,” Valuation Committee seeks to determine the price that the Company might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Company might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Company may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Company bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than

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positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Advisor each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another fund or accounts that are affiliated with the Company as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Company and/ or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Company to purchase and another client of BlackRock to sell, or the Company to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Company may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Company, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Company wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Company may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Company. For example, in certain circumstances where the Company invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for its proprietary accounts and for client accounts (including the Company) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Company or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Company) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Company) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or foregoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Company), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Company. If client (including Company) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

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In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Company may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to the Company and the Company is under no obligation to use BlackRock indices. The Company cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to the Company (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Company service providers. These systems are, or will be, used by the Company service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Company, that engage the service provider (typically the custodian). The Company’s service provider remunerates BlackRock for the use of the systems. The Company service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Company enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Company fees and expenses applicable to such client’s investment in the Company.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

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CUSTODIAN

Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by the Custodian, the Custodian is entitled to fees as agreed upon from time to time. The address of Wells Fargo Bank, National Association is 9062 Old Annapolis Rd., Columbia, MD 21045-1951.

TRANSFER AGENT

Computershare Inc. provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of Computershare Inc. is 150 Royall St, Canton, MA 02021 United States.

LEGAL MATTERS

Certain legal matters in connection with the Securities will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company and its subsidiaries, incorporated in this prospectus by reference from the Company’s Annual Report on Form 10-K as of December 31, 2021, and the effectiveness of the Company’s internal control over financial reporting, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports incorporated by reference, and included elsewhere in this Registration Statement.

The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, California 90013.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus.

No person is authorized to give any information or represent anything not contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement. We are only offering the securities in places where sales of those securities are permitted. The information contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement, as well as information incorporated by reference, is current only as of the date of that information. Our business, financial condition, results of operations and prospects may have changed since that date.

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PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to the Advisor’s employees and advisors with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

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PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements

The consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of June 30, 2022, March 31, 2022, December 31, 2021 and December 31, 2020, the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2021 and the three months ended June 30, 2022, March 31, 2022, June 30, 2021, and March 31, 2021, and the related notes, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Discussion and Analysis of Financial Condition and Results of Operations) as of December 31, 2021 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

(2)	Exhibits
Exhibit No.	Description
(a)(1)	Certificate of Incorporation of the Registrant(2)
(a)(2)	Certificate of Amendment to the Certificate of Incorporation of the Registrant(3)
(b)	Amended and Restated Bylaws of the Registrant(4)
(c)	Not Applicable
(d)(1)	Statement of Eligibility of Trustee on Form T-1(1)
(d)(2)	Form of Certificate of Designation for Preferred Stock(8)
(d)(3)	Indenture, dated as of August 11, 2017, by and between the Registrant and U.S. Bank National Association, as the Trustee(12)
(d)(4)	First Supplemental Indenture, dated as of August 11, 2017, by and between the Registrant and U.S. Bank National Association, as the Trustee(12)
(d)(7)	Second Supplemental Indenture, dated as of August 23, 2019, by and between the Registrant and U.S. Bank National Association, as the Trustee(20)
(d)(8)	Third Supplemental Indenture, dated as of February 9, 2021, by and between the Registrant and U.S. Bank National Association, as the Trustee(21)
(e)	Not Applicable
(f)	Not Applicable
(g)	Form of Investment Management Agreement By and Between Registrant and Tennenbaum Capital Partners, LLC(7)
(h)	Form of Underwriting Agreement(18)
(i)	Not Applicable
(j)	Custodial Agreement dated as of July 31, 2006(5)
(k)(1)	Form of Administration Agreement of the Registrant(6)
(k)(2)	Form of Transfer Agency and Registrar Services Agreement(7)
(k)(3)	Form of License Agreement(7)
(k)(4)	Indenture, dated as of June 17, 2014, by and between the Registrant and U.S. Bank National Association, as the Trustee(9)
(k)(6)	Indenture, dated as of September 6, 2016, by and between the Registrant and U.S. Bank National Association, as the Trustee(11)
(k)(8)	TCPC Funding Loan Financing and Servicing Agreement dated as of May 7, 2019(15)
(k)(9)	Amended and Restated Senior Secured Revolving Credit Agreement dated as of May 6, 2019(16)
(k)(10)	Amended and Restated Guaranty, Pledge and Security Agreement dated as of May 6, 2019(17)
(k)(11)	Loan and Servicing Agreement dated as of August 4, 2020(19)
(k)(12)	Form of Global Note of 2.850% Notes due 2026(21)
(k)(13)	Form of Global Note of 3.900% Notes due 2024(20)
(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Registrant(1)
(m)	Not Applicable
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Exhibit No.	Description
(n)(1)	Consent of Deloitte & Touche LLP(1)
(n)(2)	Power of Attorney(1)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Consolidated Code of Ethics of the Registrant and our Advisor(22)
(s)	Calculation of Filing Fee Table(1)
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings(1)
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(1)
99.3	Form of Preliminary Prospectus Supplement For Debt Offerings(1)
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings(1)
99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings(1)

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on May 13, 2011.
(3)	Incorporated by reference to Exhibit 99.2 to the Registrant’s Form 8-K, filed on August 2, 2018.
(4)	Incorporated by reference to Exhibit 99.3 to the Registrant’s Form 8-K, filed on August 2, 2018.
(5)	Incorporated by reference to Exhibit 10.2 to Form 10-12G of Special Value Continuation Partners, LP (File No. 000-54393), filed May 6, 2011.
(6)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on May 13, 2011.
(7)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on March 5, 2012.
(8)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-194669), on Form N-2, filed on June 5, 2014.
(9)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed on June 17, 2014.
(10)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-204571), on Form N-2, filed on May 29, 2015.
(11)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed on September 6, 2016.
(12)	Incorporated by reference to the corresponding exhibit number to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-216716), on Form N-2, filed on August 11, 2017.
(13)	Incorporated by reference to the corresponding exhibit number to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-216716) on Form N-2, filed on November 28, 2017.
(14)	Incorporated by reference to Exhibit 3 to Special Value Continuation Partner, LP’s Form 8-K filed on January 30, 2018.
(15)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K filed on May 8, 2019.
(16)	Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed on May 8, 2019.
(17)	Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K filed on May 8, 2019.
(18)	To be filed by amendment.
(19)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on August 6, 2020.
(20)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K, filed on August 23, 2019.
(21)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on February 9, 2021.
(22)	Incorporated by reference to Exhibit 14.1 to the Registrant’s Form 10-K, filed on February 25, 2021.

ITEM 26.	MARKETING ARRANGEMENTS

Any information concerning any underwriters (and related marketing arrangements) will be contained in the accompanying prospectus supplement, if any.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION**

Commission registration fee	*
Nasdaq Global Select Additional Listing Fees	**
FINRA filing fee	**
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Accounting fees and expenses	**
Legal fees and expenses	**
Printing and engraving	**
Miscellaneous fees and expenses	**
Total	**

*	Deferred in reliance on Rule 456(b) and 457(r)
**	These fees and expenses are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

All of the expenses set forth above shall be borne by the Company.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of September 23, 2022, the following list sets forth entities in which the Registrant owns a controlling interest, the state under whose laws the entity is organized, and the percentage of voting securities or membership interests owned by the Registrant in such entity.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Special Value Continuation Partners, LLC (Delaware)	100.0%
TCPC Funding I LLC (Delaware)	100.0%
TCPC Funding II LLC (Delaware)	100.0%
TCPC SBIC, LP (Delaware)	100.0%

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of our common stock at June 30, 2022.

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	16
ITEM 30.	INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of our Advisor, reference is made to our Advisor’s Form ADV, filed with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

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ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, 2951 28th Street, Suite 1000, Santa Monica, CA 90405;
(2)	the Transfer Agent, Computershare Inc., 150 Royall St, Canton, MA 02021;
(3)	the Custodian, Wells Fargo Bank, National Association, 9062 Old Annapolis Rd., Columbia, MD 21045-1951; and
(4)	our Advisor, 2951 28th Street, Suite 1000, Santa Monica, CA 90405. Our Advisor’s telephone number is (310) 566-1094, and its facsimile number is (310) 566-1010.
ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS
1.	Not applicable.
2.	Not applicable.
3.
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to section 13, section 14 or section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
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(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)	if the Registrant is relying on Rule 430B:
(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)	if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.
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5.	The Registrant undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7.	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, in the City of Santa Monica, and State of New York, thereunto duly authorized, on the 23rd day of September, 2022.

BLACKROCK TCP CAPITAL CORP.

By:	/s/ Rajneesh Vig
Rajneesh Vig
Chief Executive Officer, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on the 23rd day of September 2022. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Rajneesh Vig	Chief Executive Officer, Chairman of the Board and Director (principal executive officer)
Rajneesh Vig

/s/ Erik L. Cuellar*	Chief Financial Officer (principal financial and accounting officer)
Erik L. Cuellar

/s/ Eric J. Draut*	Director
Eric J. Draut

/s/ M. Freddie Reiss*	Director
M. Freddie Reiss

/s/ Peter E. Schwab*	Director
Peter E. Schwab

/s/ Karyn L. Williams*	Director
Karyn L. Williams

/s/ Andrea Petro*	Director
Andrea Petro

*By:	/s/ Rajneesh Vig
Rajneesh Vig, as Attorney-in-Fact

INDEX TO EXHIBITS

2.	Exhibits

(d)(1)	Statement of Eligibility of Trustee on Form T-1.*
(l)	Opinion and Consent of Counsel to the Company.*
(n)(1)	Consent of Independent Registered Public Accounting Firm.*
(n)(2)	Power of Attorney.*
(s)	Calculation of Filing Fee Table*
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings.*
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings.*
99.3	Form of Preliminary Prospectus Supplement For Debt Offerings.*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings.*
99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings.*

*	Filed herewith